O'REILLY AUTOMOTIVE INC.



                                                                 March 22, 2005

Dear Shareholder:

     You are cordially invited to attend the 2005 Annual Meeting of Shareholders of O'Reilly Automotive, Inc. to be held at the Clarion Hotel, Ballrooms 1 and 2, 3333 South Glenstone Avenue, Springfield, Missouri on Tuesday, May 3, 2005, at 10:00 a.m. local time.

     Details of the business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting of Shareholders and Proxy Statement.

     In addition to the specific matters to be acted upon, there will be a report on the progress of the Company and an opportunity for questions of general interest to the shareholders.

     It is important that your shares be represented at the meeting. Whether or not you plan to attend in person, please complete, sign, date and return the enclosed proxy card in the envelope provided at your earliest convenience or vote via telephone or Internet using the instructions on the proxy card. If you attend the meeting, you may vote your shares in person even though you have previously signed and returned your proxy.

     In order to assist us in preparing for the Annual Meeting, please let us know if you plan to attend by contacting Tricia Headley, our Corporate Secretary, at 233 South Patterson, Springfield, Missouri 65802, (417) 874-7161.

     We look forward to seeing you at the Annual Meeting.



David E. O'Reilly                               Larry P. O'Reilly
Chief Executive Officer &                       Co-Chairman of the Board
Co-Chairman of the Board

                            O'REILLY AUTOMOTIVE, INC.
                               233 South Patterson
                           Springfield, Missouri 65802
                    _________________________________________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            To be held on May 3, 2005
                    _________________________________________

Springfield, Missouri
March 22, 2005

     The Annual Meeting of Shareholders of O'Reilly Automotive, Inc. (the Company), will be held on Tuesday, May 3, 2005, at 10:00 a.m., local time, at the Clarion Hotel, Ballrooms 1 and 2, 3333 South Glenstone Avenue, Springfield, Missouri 65804, for the following purposes:

(1)  To elect  three Class III  Directors,  each to serve for a three year term;
     and

(2) To ratify the appointment of Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 2005; and

(3) To consider and act upon a proposal to amend and restate the 2003 Employee Stock Option Plan to the 2003 Incentive Plan; and

(4) To consider and act upon a proposal to amend and restate the 2003 Director Stock Option Plan to the 2003 Director Stock Plan; and

(5) To consider and act upon a proposal to amend our Amended and Restated Articles of Incorporation to change our authorized shares to 250,000,000 common shares.

(6) To transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on February 25, 2005, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements. A list of all shareholders entitled to vote at the Annual Meeting, arranged in alphabetical order and showing the address of and number of shares held by each shareholder, will be available during usual business hours at the principal office of the Company at 233 South Patterson, Springfield, Missouri 65802, to be examined by any shareholder for any purpose reasonably related to the Annual Meeting for 10 days prior to the date thereof. The list will also be available for examination throughout the course of the meeting.

     Your vote is important to ensure a quorum at the meeting. Even if you own only a few shares, and whether or not you expect to be present at the meeting, we request you to mark, date, sign and mail the enclosed proxy card in the postage-paid envelope provided or vote your shares by telephone or Internet as directed on the enclosed proxy card. Telephone and Internet voting facilities for shareholders of record will be available 24 hours a day, and will close on Monday, May 2, 2005, at 11:59 p.m. Eastern Standard Time.

     A copy of the Company's Annual Shareholders' Report for fiscal year 2004 accompanies this notice.

                                             By Order of the Board of Directors,
                                             Tricia Headley
                                             Secretary

                            O'REILLY AUTOMOTIVE, INC.

                               233 South Patterson
                           Springfield, Missouri 65802
                        ________________________________

                                 PROXY STATEMENT

     The enclosed proxy is solicited by the Board of Directors of O'Reilly Automotive, Inc. (the Company), for use at the Annual Meeting of the Company's shareholders to be held at the Clarion Hotel, Ballrooms 1 and 2, 3333 South Glenstone Avenue, Springfield, Missouri 65804, on Tuesday, May 3, 2005, at 10:00 a.m., local time, and at any adjournments thereof. Whether or not you expect to attend the meeting in person, please return your executed proxy card in the enclosed envelope or vote via telephone or Internet using the instructions on the proxy and the shares represented thereby will be voted in accordance with your wishes. This Proxy Statement and the accompanying proxy card are first being mailed to shareholders on or about March 22, 2005.

     Solicitation of proxies is being made by the Company and will be made primarily by mail. The cost of solicitation of proxies will be made by us and will also include reimbursement paid to brokerage firms and others for their reasonable out of pocket expenses of forwarding solicitation materials to their principals.

                              REVOCABILITY OF PROXY

     If, after sending in your proxy, you decide to vote in person or desire to revoke your proxy for any other reason, you may do so by notifying the Secretary of the Company in writing at the principal office of the Company of such revocation at any time prior to the voting of the proxy.

                                   RECORD DATE

     Shareholders of record at the close of business on February 25, 2005 will be entitled to vote at the Annual Meeting.

                         ACTION TO BE TAKEN UNDER PROXY

     All properly executed proxies received by the Board of Directors pursuant to this solicitation will be voted in accordance with the shareholders' directions specified in the proxy. If no such directions have been specified by marking the appropriate squares in the accompanying proxy card, the shares will be voted by the persons named in the enclosed proxy card as follows:

(1) FOR the election of David E. O'Reilly, Jay D. Burchfield and Paul R. Lederer, named herein as nominees for Class III Directors of the Company, to hold office until the annual meeting of the Company's shareholders in 2008 and until his or her successor has been duly elected and qualified; and

(2) FOR the proposal to ratify the selection of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2005; and

(3) FOR the approval to amend and restate the 2003 Employee Stock Option Plan to the 2003 Incentive Plan; and

(4) FOR the approval to amend and restate the 2003 Director Stock Option Plan to the 2003 Director Stock Plan; and

(5)  FOR  the   approval  to  amend  our  Amended  and   Restated   Articles  of
     Incorporation to change our authorized shares to 250,000,000 common shares.

(6) According to their judgement on the transaction of such other business as may properly come before the meeting or any postponements or adjournments thereof.

     The nominees have not indicated that he would be unable or unwilling to serve as a Director. However, should any nominee become unable or unwilling to serve for any reason, it is intended that the persons named in the proxy will vote for the election of such other persons in their stead as may be designated by the Board of Directors. The Board of Directors is not aware of any reason that might cause any nominee to be unavailable to serve as a Director.

                       VOTING SECURITIES AND VOTING RIGHTS

     On February 25, 2005, there were 55,421,404 shares of Common Stock outstanding, which constitute all of the outstanding shares of the voting capital stock of the Company. Each share of Common Stock is entitled to one vote on all matters to come before the Annual Meeting, including the election of Directors.

     A majority of the outstanding shares entitled to vote at the Annual Meeting, represented in person or by proxy, will constitute a quorum at the meeting. The affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote is required to elect each person nominated for Director. Shares present at the meeting but which abstain or are represented by proxies that are marked "WITHHOLD AUTHORITY'' with respect to the election of any person to serve on the Board of Directors will be considered in determining whether the requisite number of affirmative votes are cast on such matter. Accordingly, such proxies will have the same effect as a vote against the nominee as to which such abstention or direction applies. Shares not present at the meeting will not affect the election of Directors. Broker non-votes will not be treated as shares represented at the meeting with respect to the election of Directors, and therefore will have no effect.

     The vote required for the other proposals described in this Proxy Statement and for any other matter properly brought before the meeting will be the affirmative vote of the majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal unless Missouri law or the Company's Restated Articles of Incorporation or By-laws require a greater vote. Shares present at the meeting that abstain (including proxies that deny discretionary authority on any matters properly brought before the meeting) will be counted as shares present and entitled to vote and will have the same effect as a vote against any such matter. Broker non-votes will not be treated as shares represented at the meeting as to such matter(s) voted on and therefore will have no effect.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth information as of February 25, 2005, with respect to each person (other than management) known to the Company to be the beneficial owner of more than five percent (5%) of our outstanding shares of Common Stock.


  Name and Address of                   Amount and Nature of            Percent
   Beneficial Owner                     Beneficial Ownership            Of Class
------------------------------          --------------------            --------
Wasatch Advisors, Inc.                     5,725,805 (1)                  10.3%
150 Social Hall Avenue
Salt Lake City, Utah 84111

T. Rowe Price Associates, Inc.             4,600,201 (2)                   8.3%
100 E. Pratt Street
Baltimore, Maryland  21202

George S. Loening                          4,017,060 (3)                   7.2%
380 Lafayette Street, 6th Floor
New York, New York 10003


(1) As reflected on such beneficial owner's Schedule 13G/A dated February, 14, 2005, provided to the Company in accordance with the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Wasatch claimed sole voting power of 5,725,805, no shared voting power, sole dispositive power of 5,725,805 shares and no shared dispositive power.

(2) As reflected on such beneficial owner's Schedule 13G dated February 14, 2005, provided to the Company in accordance with the Exchange Act. These securities are owned by various individual and institutional investors, which T. Rowe Price Associates, Inc. (Price Associates) serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Exchange Act, as amended, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities. Of the 4,600,201 shares reported, Price Associates claimed sole voting power of 966,211 shares, no shared voting power, sole dispositive power of 4,600,201 shares and no shared dispositive power.

(3) As reflected on the Schedule 13G filed jointly by George S. Loening, Select Equity Group, Inc. ("Select") and Select Offshore Advisors, LLC ("Select Offshore") dated February 14, 2005, provided to the Company in accordance with the Exchange Act. Mr. Loening is the controlling shareholder of Select and Select Offshore and claimed sole voting power of 4,017,060, no shared voting power, sole dispositive power of 4,017,060 shares and no shared dispositive power.

                 SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT


     The following table sets forth, as of February 25, 2005, the beneficial ownership of each current Director (including the nominees for Director), each of the executive officers named in the Summary Compensation Table set forth herein, and the executive officers and Directors as a group, of the outstanding common stock. Unless otherwise indicated, the Company believes that the beneficial owners set forth in the following table have sole voting and investment power.

                                        Amount and
                                         Nature of
                                        Beneficial           Percent
         Name                           Ownership(a)        of Class
----------------------------            ------------        --------
Charles H. O'Reilly, Jr. (b)               738,420           1.3%
David E. O'Reilly (c)                    2,110,235           3.8%
Lawrence P. O'Reilly (d)                   698,279           1.2%
Rosalie O'Reilly-Wooten (e)              1,312,524           2.3%
Jay D. Burchfield (f)                       46,500             *
Joe C. Greene (g)                           26,900             *
Paul R. Lederer (h)                         35,000             *
John Murphy (i)                              2,500             *
Ronald Rashkow (j)                           2,500             *
Ted F. Wise (k)                            236,701             *
Greg Henslee (l)                           123,438             *
James R. Batten (m)                         47,269             *
Jeff Shaw (n)                              153,030             *
All Directors and executive officers
 as a group(15 persons) (o)              5,614,687         10.1%

*less than 1%

(a) With respect to each person, assumes the exercise of all stock options held by such person that are exercisable currently or within 60 days of February 25, 2005 (such options being referred to hereinafter as "currently exercisable options").

(b) The stated number of shares includes 423,830 shares held by the Charles H. O'Reilly, Jr. Revocable Trust, and 314,590 shares controlled by Mr. O'Reilly as trustee a trust for the benefit of his children.

(c)  The stated number of shares includes  559,004 shares held through the David
     E. O'Reilly Revocable Trust, 1,358,174 shares controlled by Mr. O'Reilly as trustee of a trust for the benefit of his children, 3,370 shares held in the O'Reilly Employee Savings Plus Plan with SunTrust Bank as trustee and 189,687 shares subject to currently exercisable options.

(d) The stated number of shares includes 698,279 shares held by the Lawrence P. O'Reilly Revocable Trust.

                                       4

(e) The stated number of shares includes 817,715 shares held by the Rosalie O'Reilly-Wooten Revocable Trust, 491,658 shares controlled by Ms. Wooten as trustee for the benefit of her children and 3,151 shares held in the O'Reilly Automotive Savings Plus Plan with SunTrust Bank as trustee.

(f) The stated number of shares includes 4,000 shares directly owned by Jay D. Burchfield and 42,500 shares subject to currently exercisable options.

(g) The stated number of shares includes 4,000 shares directly owned by Joe C. Greene, 400 shares owned by Mr. Greene's spouse and 22,500 shares subject to currently exercisable options.

(h) The stated number of shares includes 2,500 shares directly owned by Paul R. Lederer and 32,500 shares subject to currently exercisable options.

(i) The stated number of shares includes 2,500 shares subject to currently exercisable options owned by John Murphy.

(j) The stated number of shares includes 2,500 shares subject to currently exercisable options owned by Ronald Rashkow.

(k) The stated number of shares includes 70,726 shares held by a revocable trust of which Ted Wise, as the sole trustee, has sole voting and investing power, 4,213 shares held in the O'Reilly Employee Savings Plus Plan with SunTrust Bank as trustee, 103,762 shares subject to currently exercisable options and 58,000 shares held of record by a revocable trust of which Mr. Wise's spouse, as the sole trustee, has sole voting and investment power.

(l) The stated number of shares includes 9,910 shares jointly owned by Greg Henslee and his spouse, 2,104 shares held in the O'Reilly Employee Savings Plus Plan with SunTrust Bank as Trustee, 5,162 shares held in the O'Reilly Automotive Employee Stock Purchase Plan with UMB Bank, N.A. as trustee and 106,262 shares subject to currently exercisable options.

(m) The stated number of shares includes 554 shares directly owned by James R. Batten, 3,057 shares held in the O'Reilly Employee Savings Plus Plan with SunTrust Bank as Trustee, 158 shares awarded by the Company's Performance Incentive Plan and 43,500 shares subject to currently exercisable options.

(n) The stated number of shares includes 8,677 shares directly owned by Jeff Shaw, 150 shares held in the O'Reilly Employee Stock Purchase Plan, 1,173 shares held in the O'Reilly Employee Savings Plus Plan with SunTrust Bank as Trustee, 280 shares awarded by the Company's Performance Incentive Plan and 142,750 shares subject to currently exercisable options.

(o) Includes currently exercisable options to purchase a total of 763,711 shares held by the Company's Directors and executive officers as a group.

                   PROPOSAL 1-ELECTION OF CLASS III DIRECTORS

Information About The Nominees And Directors Continuing in Office

     The Company's Amended and Restated By-laws and Restated Articles of Incorporation, currently provide for three classes of Directors, each class serving for a three-year term expiring one year after expiration of the term of the preceding class, so that the term of one class will expire each year. The terms of the current Class I and Class II Directors expire in 2006 and 2007, respectively. The Board of Directors has nominated David E. O'Reilly, Jay D. Burchfield and Paul R. Lederer, who are current Class III Directors, for a term expiring at the Company's annual shareholders meeting in 2008.

     The following table lists the principal occupation for at least the last five years of each of the nominees and the present Directors continuing in office, his or her present positions and offices with the Company, the year in which he or she first was elected or appointed a Director (each serving continuously since first elected or appointed unless otherwise stated), his or her age and his or her directorships in any company with a class of securities registered pursuant to Sections 12 or 15(d) of the Securities Exchange Act of 1934, as amended, or in any company registered as an investment company under the Investment Company Act of 1940 (as specifically noted).


                                                                                                   Service as
                                                                                                     Director
     Name              Age                  Principal Occupation                                      Since
-------------------   -----   -------------------------------------------------------------------   ---------
                                        Nominees for Director - Class III
                           (To Be Elected to Serve a Three-Year Term Expiring in 2008)
David E. O'Reilly       55    Co-Chairman  of the  Board  since  August  1999;  Chief  Executive      1972
                              Officer  since  March  1993;  President  from March 1993 to August
                              1999; Vice-President of the Company from 1975 to March 1993.

Jay D. Burchfield       58    Chairman of the Board and Director of Trust  Company of the Ozarks      1997
                              since April 1998;  Director of Primary Care Network  since January
                              1998;  Director of Quest  Capital  Alliance  since  January  2002;
                              Director   of  The  Beer   Company   since   January   2003.   Mr.
                              Burchfield's  career has spanned more than 30 years in the banking and financial services industry.

Paul R. Lederer         65    Retired  October  1998;  Executive  Vice  President  of  Worldwide      2001
                              Aftermarket of Federal-Mogul  Corporation February 1998 to October
                              1998;  President  and Chief  Operating  Officer  of  Fel-Pro  from
                              November  1994  to  February   1998,   when  it  was  acquired  by
                              Federal-Mogul  Corporation;  presently a Director of the following companies:  MAXIMUS,  R & B, Inc. and Trans-Pro,  Inc. Mr. Lederer
                              had been a Director  of the  Company  from April 1993 to July 1997 and was appointed again as a Director in 2001.

                                                                                                       Service as
                                                                                                        Director
     Name                 Age                  Principal Occupation                                      Since
-------------------      -----   -------------------------------------------------------------------   ---------
                                      Directors Continuing in Office - Class I
                                             (Term Expiring in 2006)
Charles H. O'Reilly, Jr.   65    Retired   from   active   company   management,   February   2002.     1966
                                 Vice-Chairman  of the Board  since  August  1999;  Chairman of the
                                 Board  from  March  1993  to  August  1999;  President  and  Chief
                                 Executive Officer of the Company from 1975 to March 1993.

John Murphy                54    Executive Vice President and Chief  Financial  Officer of Accuride     2003
                                 Corporation,   1998  to   present.   Executive   Vice   President,
                                 Administration/Chief   Financial  Officer/Corporate  Secretary  of
                                 North American Stainless, Inc. 1994 to 1997.

Ronald Rashkow             64    Principal of RPMS,  Inc., an  investment  banking  services  firm.     2003
                                 Member of the  advisory  Boards of Hilco  Trading Co., MLC Leasing and  Milton's  Baking Co.  Founder of Handy Andy Home  Improvement
                                 Centers and a founding principal of Chapman Partners, LLC.

                                    Directors Continuing in Office - Class II
                                             (Term Expiring in 2007)

Lawrence P. O'Reilly       58    Retired   from   active   Company   management,   February   2003;     1969
                                 Co-Chairman  of the  Board  since  August  1999;  Chief  Operating
                                 Officer  from March 1993 to February  2003;  President  from March
                                 1993 to August  1999;  Vice  President of the Company from 1975 to
                                 March 1993.  Director of St. Johns  Hospital  since  January 2000;
                                 Director of Drury  University since June 1993; and Chairman of the
                                 Missouri Sports Hall of Fame since January 2003.

Rosalie O'Reilly-Wooten    63    Retired from active Company management,  February 2002.  Executive     1980
                                 Vice President of the Company from March 1993 to February 2002.

Joe C. Greene              68    Partner  in the law firm of  Husch &  Eppenberger,  LLC,  Managing     1993
                                 partner  of the firm of Greene & Curtis,  LLP,  from 1975 to 2002,
                                 Director of Bass Pro, Inc.,  Director of Ozarks Coca-Cola Bottling
                                 Co.,   Director  of  Missouri  Sports  Hall  of  Fame,   Executive
                                 Secretary of Missouri  Golf  Association  and Director of Commerce
                                 Bank,  N.A.;  Mr. Greene has been engaged in the private  practice of law for more than 40 years.

The Board of Directors recommends a vote "FOR" each of the Class III nominees.

                    INFORMATION CONCERNING BOARD OF DIRECTORS

Determination of Director Independence

     Rules of the Nasdaq Stock Market require that a majority of the Board of Directors be "independent," as defined in Rule 4200 (a)(15) of the National Association of Securities Dealers listing standards (the "NASD Rule"). Under the NASD Rule, a director is independent if he or she is not an officer or employee of the Company and does not have any relationship with the Company which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board has reviewed the independence of its directors under the new NASD Rule. During this review, the Board considered transactions and relationships between each director or any member of his or her family and the Company. The Board has determined that Messrs. Murphy, Lederer, Rashkow, Burchfield and Greene are independent under the NASD Rule.

Family Relationships

     Charles H. O'Reilly, Jr., Rosalie O'Reilly-Wooten, Lawrence P. O'Reilly and David E. O'Reilly are all children of Charles H. O'Reilly, Sr., Co-Founder of the Company.

Lead Director

     The Corporate Governance/Nominating Committee nominated Paul R. Lederer to serve in the capacity as Lead Director and the Board of Directors approved such nomination.

Board and Committee Meetings; Corporate Governance

     During fiscal year 2004, four regularly scheduled meetings of the Board of Directors were held. During such year, each Director attended 100% of (i) the total number of meetings of the Board of Directors held during the period for which he or she has served as a Director, and (ii) the total number of meetings held by all committees of the Board of Directors on which he or she served during the period for which he or she served.

     The Board of Directors has three standing committees, the Audit Committee, the Compensation Committee and the Corporate Governance/Nominating Committee. Each committee is comprised solely of independent directors in accordance with the Nasdaq Stock Market Listing Qualifications. Charters for each committee are available on the Company's website at www.oreillyauto.com, and can be obtained free of charge by written request to the attention of the Secretary at the Company's address appearing on the first page of this proxy statement or by telephone at (417) 862-2674.

     The Audit Committee currently consists of Messrs. Murphy (Chairman), Lederer and Rashkow. The Board had determined that each member of the Audit Committee is "independent" pursuant to Rule 4200(a)(15) of the National Association of Securities Dealers listing standards, as well as the independence requirements for audit committee members under Rule 10A-3 promulgated under the Securities Exchange Act of 1934. In addition, the Board has determined that Mr. Murphy, a member of the Audit Committee, is qualified as an audit committee financial expert, as that term is defined in the rules of the Securities and Exchange Commission. The Audit Committee recommends the engagement of independent auditors, confers with the external auditors regarding the adequacy of our financial controls and fiscal policy, and directs changes to financial policies or procedures as appropriate. During fiscal year 2004, nine Audit Committee meetings were held.

     The Compensation Committee consists of Messrs. Burchfield (Chairman), Lederer and Rashkow. The purpose of the Compensation Committee is to act on behalf of the Board of Directors with respect to the establishment and administration of the policies which govern the annual compensation of the Company's executive officers. The Compensation Committee also administers the Company's stock option and other benefit plans. During fiscal year 2004, four Compensation Committee meetings were held.

     The Corporate Governance/Nominating Committee consists of Messrs. Greene (Chairman), Murphy and Burchfield. The principal purposes of the committee are:
(1) to establish criteria for the selection of Directors and to recommend to the Board the nominees for Director in connection with the Company's annual meeting of shareholders; (2) to take a leadership role in shaping the Company's
corporate   governance  policies  and  to  issue  and  implement  the  Corporate
Governance Principles of the Company; (3) to develop and coordinate annual evaluations of the Board, its committees and its members; and (4) to adhere to all legal standards required by the Securities and Exchange Commission and The Nasdaq National Market. The Corporate Governance/Nominating Committee functions pursuant to a written charter, a copy of which was attached as an exhibit to the Company's Annual Report on Form 10-K for the year ended December 31, 2003. During fiscal year 2004, three Corporate Governance/Nominating Committee meeting were held. Our Corporate Governance Principles may be viewed along with the Corporate Governance/Nominating Committee Charter at www.oreillyauto.com.

     The Corporate Governance/Nominating Committee does not have a written policy on the consideration of director candidates recommended by shareholders. All candidates are evaluated based on the established criteria for persons to be nominated for election to the Board and its committees.

     A shareholder who desires to nominate one or more persons for election as directors shall deliver "timely notice" (as defined in Section 12, Article II of the Company's Bylaws) of the shareholder's intent to make such nomination or nominations, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company at the Company's address appearing on the first page of this proxy statement. Such notice shall set forth: (a) the name and address of record of the shareholder who intends to make the nomination; (b) the class and number of shares of the capital stock that are beneficially owned by the shareholder on the date of such notice; (c) the name, age, business and residential addresses, and principal occupation or employment of each proposed nominee; (d) a description of all arrangements or understandings between the shareholder and each nominee, and other arrangements or understandings known to the shareholder, pursuant to which the nomination or nominations are to be made by the shareholder; (e) any other information regarding each proposed nominee that would be required to be included in a proxy statement filed with the Securities and Exchange Commission; and (f) the written consent of each proposed nominee to being so named and to serve as a director of the Company. The presiding officer of a meeting may, if the facts warrant, determine at the meeting that a nomination was not made in accordance with the foregoing procedure, and if he or she should make that determination, he or she shall so declare at the meeting, and the defective nomination shall be disregarded.

     The established criteria for persons to be nominated for election to the Board and its committees, taking into account the composition of the Board as a whole, at a minimum, includes (a) a candidate's qualification as "independent" under the federal securities laws and the rules and regulations of the Securities and Exchange Commission and Nasdaq applicable to the Board and each of its committees; (b) depth and breadth of experience within the Company's industry and otherwise; (c) outside time commitments; (d) special areas of expertise; (e) accounting and finance knowledge; (f) business judgment; (g)
leadership ability; (h) experience in developing and assessing business strategies; (i) corporate governance expertise; (j) risk management skills; and
(k) for incumbent members of the Board, the past performance of the incumbent director.

Certain Business Relationships

     Joe C.  Greene,  a director of the  Company  and a member of the  Corporate
Governance/Nominating  Committee,  is a  partner  in the  law  firm  of  Husch &
Eppenberger, LLC, which has provided legal services to the Company and is expected to provide legal services to the Company in the future. We believe that the terms of the legal services provided by Mr. Greene are no less favorable to the Company than those that would have been available to the Company in comparable transactions with unaffiliated parties.

Compensation of Directors

     In 2004, the Company paid an annual fee of $20,000, plus $2,000 per board meeting to each non-employee Director. The Company also reimburses Directors for out-of-pocket expenses incurred in connection with their attendance at Board and Committee meetings. Directors' fees of $140,000 were paid during 2004.

     The Company also maintains a Directors' Stock Option Plan, providing for an automatic annual grant (on April 22 or the first business day thereafter) to each director who is not an employee of the Company of a non-qualified stock option to purchase 2,500 shares of Common Stock at a per share exercise price equal to the fair market value of the Common Stock on the date the option is granted. Director stock options expire immediately upon the date on which the optionee ceases to be a director for any reason or seven years after the date on which the option is granted, whichever first occurs. Each of the Company's five non-employee directors in 2004 were granted options during the year to purchase 2,500 shares of Common Stock under the Company's Directors' Stock Option Plan at an exercise price of $41.67 per share.

Annual Meeting

     It is our policy that members of the Board of Directors are not required to attend the Annual Meeting of Shareholders. All members of the Board of Directors attended the Company's 2004 Annual Meeting of Shareholders.

                             EXECUTIVE COMPENSATION

     The following information is given for the fiscal years ended December 31, 2004, 2003 and 2002, concerning annual and long-term compensation for services rendered to the Company and its subsidiaries for the Company's Chief Executive Officer and each of the Company's four other most highly compensated executive officers (other than the Chief Executive Officer) during fiscal year 2004.


                           Summary Compensation Table

                                                            Long Term Compensation
                                                                   Awards
                                                            ------------------------
                              Annual Compensation           Restricted
                        ---------------------------------     Stock       Securities     All Other
     Name and                   Salary    Bonus    Other      Awards      Underlying     Compen-
Principal Position      Year    ($)(a)     ($)     ($)(b)      ($)(c)    Options(#)(d)  sation($)(e)
---------------------   ----   -------   -------   ------   ----------   ------------   -----------
David E. O'Reilly       2004   787,500   399,375       -          -         78,750       19,402
   Co-Chairman of the   2003   750,000   281,500       -          -         75,000       17,063
   Board and Chief      2002   350,000   350,000       -          -              -       16,987
   Executive Officer

Ted F. Wise             2004   430,500   145,550       -          -         43,050       11,845
   Co-President         2003   410,000   102,500       -          -         41,000       11,125
                        2002   264,000   131,000       -          -              -       11,219

Greg Henslee            2004   430,500   145,550       -          -         43,050       11,334
   Co-President         2003   410,000   102,500       -          -         41,000        7,768
                        2002   247,000   123,000       -          -              -        6,957

James R. Batten         2004   210,000    67,450       -          -         21,000        6,946
  Executive             2003   190,000    47,500       -          -         19,000        6,523
  Vice-President of     2002   134,800    57,814       -     11,319              -        5,805
  Finance and Chief
  Financial Officer

Jeff Shaw               2004   140,000   18,578         -     9,333              -        4,701
  Senior Vice-          2003   127,500   17,000         -     8,989         15,000        4,501
  President of Store    2002   120,000   17,586         -     8,793              -        4,608
  Operations and Sales


(a) Includes portion of salary deferred at named executive's election under the Company's Profit Sharing and Savings Plan.

(b)  Cash awarded under the Company's Performance Incentive Plan ("PIP").

(c) Shares awarded to Mr. Batten under the PIP include 475 shares for fiscal year 2002, having a per share fair market value of $23.83 on the day awarded, for an aggregate value of $11,319. As of December 31, 2004, Mr. Batten owned in the aggregate, 434 of such shares having an aggregate value of $19,552. Shares awarded to Mr. Shaw under the PIP include 369 shares for fiscal year 2002, having a per share fair market value of $23.83 on the day awarded, for an aggregate value of $8,793 and 236 shares for fiscal year 2003, having a per share fair market value of $38.09 on the day awarded, for an aggregate value of $8,989. As of December 31, 2004, Mr. Shaw owned in the aggregate, 565 of such shares having an aggregate value of $25,453. All shares awarded under the PIP vest in equal installments over a three-year period commencing on the first anniversary of the award and are based on the achievement of certain performance goals. No dividends are paid on shares of restricted stock.

(d) See "Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values" tables for additional information with respect to these options.

(e) "All Other Compensation" for the year ended December 31, 2004, includes primarily (i) Company contributions of $17,338, $11,569, $11,214, $6,826 and $4,581 to its Profit Sharing and Savings Plan made on behalf of David
     E. O'Reilly, Ted Wise, Greg Henslee, James R. Batten and Jeff Shaw, respectively.

Information as to Stock Options

     The following table provides certain information concerning grants of options to purchase Common Stock made during the 2004 fiscal year to the named executive officers. All stock options that were granted before and including May 6, 2003, were granted pursuant to the Company's 1993 Employee Stock Option Plan. All stock options that were granted on or after May 7, 2003, were granted pursuant to the Company's 2003 Employee Stock Option Plan.


                        Option Grants in Last Fiscal Year
                            Individual Grants
------------------------------------------------------------------------------
                       Number of     % of Total
                       Securities     Options     Exercise
                       Underlying    Granted to    Price                           Grant Date
                        Options      Employees      Per       Expiration             Present
     Name              Granted(#)     in 2004     Share($)       Date             Value($)(2)
-----------------     -----------    ----------   --------    ----------          -----------
David E. O'Reilly      78,750 (1)       6.5%        37.55      02/05/14            980,000
Ted F. Wise            43,050 (1)       3.6%        37.55      02/05/14            536,000
Greg Henslee           43,050 (1)       3.6%        37.55      02/05/14            536,000
James R. Batten        21,000 (1)       1.7%        37.55      02/05/14            261,000

(1) Stock options become exercisable with respect to 25% of the covered shares one year from the date of grant; 50% exercisable two years from the date of grant; 75% exercisable three years from the date of grant and the remainder become exercisable four years from the date of grant.

(2) The Company used a Black-Scholes model of option valuation to determine grant date present value. Calculations for the named executive officers are based on a four-year option term, which reflects the Company's expectation that its options, on average, will be exercised within four years of grant. Other assumptions used for the valuations are: risk free rate of return of 3.38%; annual dividend yield of 0%; and volatility of .362.

                                            Aggregated Option Exercises in Last Fiscal Year
                                                   and Fiscal Year-End Option Values

                                                       Number of          Value of Unexercised
                       Number of                       Unexercised            In-The-Money
                      Securities                        Options             Options at
                      Underlying                         At FY-End            FY-End
                      Option             Value         Exercisable/        Exercisable/
      Name            Exercised (#)   Realized ($)    Unexercisable(#)  Unexercisable($)(1)
------------------    ------------    ------------   -----------------   -------------------
David E. O'Reilly            -               -       151,250 / 142,500     3,975,150 / 1,939,050
Ted F. Wise                  -               -         82,750 / 81,300     1,824,400 / 1,123,050
Greg Henslee                 -               -         85,250 / 81,300     1,970,950 / 1,123,050
James R. Batten              -               -         33,500 / 41,500         687,125 / 579,750
Jeff Shaw                5,000         160,500        142,750 / 16,250       4,188,538 / 166,163

(1) Represents the market value of the underlying Common Stock on December 31, 2004, less the aggregate exercise price.

Employment Arrangements with Executive Officers

     The Company entered into a written employment agreement effective January 1, 1993, with David E. O'Reilly. Such agreement provides for Mr. O'Reilly to be employed by the Company for a minimum period of three years and automatically renews for each calendar year thereafter. As compensation for services rendered to the Company, the agreement provides for Mr. O'Reilly to receive (i) a base annual salary adjusted annually, and (ii) a bonus, the amount of which is determined by reference to such criteria as may be established by the Compensation Committee.

     Mr. O'Reilly's employment may be terminated by the Company for cause (as defined in the agreement) or without cause. If Mr. O'Reilly's employment is terminated for cause or if Mr. O'Reilly resigns, his salary and bonus rights will cease on the date of such termination or resignation. If the Company terminates Mr. O'Reilly without cause, all compensation payments will continue through the remainder of the agreement's term. Pursuant to his agreement, Mr. O'Reilly has agreed for so long as he is receiving payments thereunder to refrain from disclosing information confidential to the Company or engaging, directly or indirectly, in any automotive parts distribution, manufacturing or sales business in the states in which the Company operates without prior written consent of the Company.

     The Company has also entered into written retirement  agreements with David
E. O'Reilly, Lawrence P. O'Reilly, Charles H. O'Reilly, Jr. and Rosalie O'Reilly-Wooten. Such agreements, as amended and which are in substantially identical form, provide for each of the foregoing executive officers to be employed as a consultant upon retirement, for a period of ten years at a yearly salary of $125,000, adjusted annually three percent for inflation and payable in equal monthly payments. The agreements also provide for each officer to receive medical benefits, death and disability benefits, as well as the use of a car.

     Lawrence P. O'Reilly, Charles H. O'Reilly, Jr. and Rosalie O'Reilly-Wooten have retired from the Company and currently receive payments under the retirement agreements.

Compensation Committee Interlocks and Insider Participation

     No member of the Compensation Committee is now an officer or an employee of the Company or any of its subsidiaries or has been at any time an officer or an employee of the Company or any of its subsidiaries.

Compensation Committee Report

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might be incorporated by reference in future filings, including this Proxy Statement, in whole or in part, the following Compensation Committee Report shall not be incorporated into any such filings.

General

     The Compensation Committee of the Board of Directors is responsible for recommending to the Board of Directors, a compensation package and specific compensation levels for the executive officers of the Company. Additionally, the Compensation Committee establishes policies and guidelines for other benefit programs and administers the award of stock options under the Company's 2003 Employee Stock Option Plan. The Compensation Committee is composed of three independent members of the Board of Directors.

Policy

     The Compensation Committee's policy, with respect to executive compensation, is to provide the executive officers of the Company with a total compensation package which is competitive and equitable and which encourages and rewards performance based in part upon the Company's performance in terms of increases in share value. The key components of the Company's compensation package for its executive officers are base salary, annual cash bonuses and long-term, stock-based incentives.

Base Salary

     The annual base salary of each executive officer is set to bring them in line with base compensation then being paid by the Company's competitors for executive management, based upon the Compensation Committee's review of, among other things, compensation data for comparable companies and positions. The Compensation Committee believes that the Company's principal competitors for executive management are not necessarily the same companies that would be included in a peer group compiled for purposes of comparing shareholder returns. Consequently, the companies that are reviewed for such compensation purposes may not be the same as the companies comprising The Nasdaq Retail Trade Stock Price Index included in this Proxy Statement. The base salaries of the executive officers were increased in 2004 to reflect increases in the Consumer Price Index from 2003 to 2004, increases in responsibilities due to the Company's growth and to align executive compensation with comparable companies and positions.

Bonuses

     The Compensation Committee has established a bonus plan for the Chief Executive Officer and Co-Chairman of the Board, the Co-Presidents and the Chief Financial Officer of the Company based upon objective criteria. Under this bonus plan, these executive officers of the Company each will receive a bonus based upon a percentage of their respective base salary for the attainment of certain performance goals for the Company. Such performance goals are designed to address multiple facets of financial performance, including sales performance, operating income performance, financial returns and various balance sheet measures. Actual Company performance in each of these areas is compared to the targets pre-determined by the Compensation Committee, in order to determine the bonus amount achieved by each executive officer.

     The bonuses to be awarded to all other officers of the Company are based upon each officer's contribution, responsibility and performance during the year, and are thus subjective in nature. In formulating its recommendation for the bonuses of other officers of the Company, the Compensation Committee considers, among other things, the evaluation from the Chief Executive Officer of the Company with regard to the contribution, responsibility and performance of each officer and his views on the appropriate compensation level of each executive officer.

Long-Term Incentives

     The only long-term incentives currently offered for senior executives by the Company are stock option awards. Stock options may be awarded to the Chief Executive Officer, the other individual executive officers and upper and middle managers by the Board of Directors, based upon, in the case of the Chief Executive Officer and other executive officers, the recommendation of the Compensation Committee.

     It is the stock option program which links rewards to the achievement of long-term corporate performance. In determining whether and how many options should be granted, the Compensation Committee may consider the responsibilities and seniority of each of the executive officers, as well as the financial performance of the Company and other factors as it deems appropriate, consistent with the Company's compensation policies.

     The Chief Executive Officer and Co-Chairman of the Board, the Co-Presidents and the Chief Financial Officer of the Company can receive option grants annually in an amount equal to 10% of their respective base salary. However, the Compensation Committee has not established specific target awards governing the receipt, timing or size of option grants to other individuals. Thus, determinations with respect to the granting of these stock options are subjective in nature.

CEO Compensation

     The base salary of David E. O'Reilly, the Chief Executive Officer of the Company, was established under his employment agreement dated January 1, 1993, and the criterion to be achieved for his bonus was determined by the Compensation Committee in February 2004, based upon a percentage of his base salary for the attainment of certain performance goals for the Company. This cash bonus will be paid to the Chief Executive Officer during 2005. The cash bonus to be earned by the Chief Executive Officer in 2005 will be based upon performance goals to be determined by the Compensation Committee.

                            Respectfully submitted,
                            THE COMPENSATION COMMITTEE OF THE BOARD OF
                            DIRECTORS OF O'REILLY AUTOMOTIVE, INC.

                            Jay D. Burchfield
                            Chairman of the Compensation Committee

                            Paul R. Lederer
                            Member of the Compensation Committee

                            Ronald Rashkow
                            Member of the Compensation Committee

Audit Committee Report

     The Audit  Committee  functions  pursuant to a written  charter,  a copy of which was attached to the Company's 2004 Proxy Statement and may be viewed on our website at www.oreillyauto.com. The Audit Committee's Charter was most recently revised and approved by the Board of Directors on May 6, 2003. In connection with the December 31, 2004, financial statements, the Audit
Committee:

o reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2004; and

o discussed with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of American Institute of Certified Public Accountants; and

o received and reviewed the written disclosures and the letter from the Company's independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and discussed with the independent accountant the independent accountant's independence.

     Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004.

                                             THE AUDIT COMMITTEE OF THE
                                             BOARD OF DIRECTORS OF
                                             O'REILLY AUTOMOTIVE, INC.

                                             John Murphy
                                             Chairman of the Audit Committee

                                             Paul R. Lederer
                                             Member of the Audit Committee

                                             Ronald Rashkow
                                             Member of the Audit Committee

Transactions with Management and Others

     The Company leases 73 store locations (three of such locations are no longer occupied, but remain subject to a lease agreement) from one of two real estate investment partnerships and a limited liability corporation formed by the O'Reilly family. David E. O'Reilly, Lawrence P. O'Reilly, Charles H. O'Reilly, Jr. and Rosalie O'Reilly-Wooten, their spouses, children and grandchildren each hold a beneficial interest in such partnerships or the limited liability company. The Company has entered into separate master lease agreements with each of the affiliated real estate investment partnerships and the limited liability company for the store locations covered thereby. The master leases generally provide for payment of a fixed base rent, payment of certain tax, insurance and maintenance expenses, and an original term of six years, subject to one or more renewals at the Company's option. The original term of the master lease agreements with the real estate investment partnerships expired in December 2004. The term of the master lease with the limited liability company expires on either December 31, 2013 or August 31, 2016. The total aggregate rent payments paid by the Company to the partnerships and the limited liability company was $3,290,000 in fiscal 2004. The Company believes that the terms and conditions of the transactions with affiliates described above were no less favorable to the Company than those that would have been available to the Company in comparable transactions with unaffiliated parties.

Performance Graph

     Set forth below is a line graph comparing the annual percentage change in the cumulative total shareholder return of a $100 investment on December 31, 1999, in the Company's Common Stock against The Nasdaq Stock Market Total Return Index and The Nasdaq Retail Trade Stocks Total Return Index, assuming reinvestment of all dividends.


   Measurement Period        O'Reilly         Nasdaq U.S.  Nasdaq Retail
 (Fiscal Year Covered)    Automotive, Inc.   Stock Market   Trade Stocks
 ----------------------   ----------------   ------------   ------------
     12/99                  100                100            100
     12/00                  124                 61             60
     12/01                  170                 85             48
     12/02                  118                 72             33
     12/03                  179                100             49
     12/04                  210                127             54

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires the Company's executive officers and Directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Such individuals are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. To our knowledge, based solely on our review of the copies of such forms furnished to us and written representations with respect to the timely filing of all reports required to be filed, we believe that such persons complied with all Section 16(a) filing requirements applicable to them with respect to transactions during fiscal 2004 with the following exceptions (in which each of such persons has not timely reported one transaction on Form 4, resulting in one late filing of such Form 4 for each): David E. O'Reilly, Ted Wise, Greg Henslee and James R. Batten were awarded stock options on February 5, 2004, that were not reported until February 19, 2004; Charles H. O'Reilly, Jr., and Rosalie O'Reilly-Wooten entered into Variable Prepaid Forward contracts on April 7, 2003, that were not reported until February 14, 2005; and Jeff Shaw sold shares held under the Employee Stock Purchase Plan on April 30, 2004, that were not reported until February 14, 2005.

         PROPOSAL 2 - RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Audit Committee of the Board of Directors has selected Ernst & Young LLP as our independent auditors for the year ending December 31, 2005, and has further directed that management submit the selection of independent auditors for ratification by the shareholders at the annual meeting. Ernst & Young LLP has audited our financial statements since 1993. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

     Neither our Bylaws nor our other governing documents or law require shareholder ratification of the selection of Ernst & Young LLP as our independent auditors. However, the Audit Committee is submitting the selection of Ernst & Young LLP to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and our shareholders.

Fees Paid to Independent Auditors

     The following is a summary of fees billed by Ernst & Young LLP for audit and other professional services during the year ended December 31:

                                                                                               2004          2003
                                                                                             ---------    ---------
Audit Fees:
Consists of fees and expenses billed for the audit of O'Reilly's consolidated financial statements for such year and for the
review of O'Reilly's quarterly reports on Form 10-Q and reviews
and reports relating to internal control over financial reporting.......................     $ 742,720    $ 267,247

Audit-Related Fees:
Consists of fees and expenses billed for the annual audit of the
Company's employee benefit plan, and consultations regarding restructuring of the Company's synthetic lease arrangement
and assistance in documenting internal control policies and
procedures over financial reporting.....................................................       165,160       88,382

Tax Fees:
Consists of fees and expenses billed for tax advisory services,
including compliance and planning.......................................................        85,347       93,808

All Other Fees..........................................................................     $      --    $      --

Total Fees..............................................................................     $ 991,727    $ 449,437


     The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax services, and other services performed by the independent auditor. The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services. Unless the specific service has been previously approved with respect to that year, the Audit Committee must approve the permitted service before the independent auditor is engaged to perform it. The Audit Committee has delegated to the Chairman of the Audit Committee authority to approve permitted services, provided that the Chairman reports any decisions to the Committee at its next scheduled meeting.

     The Audit Committee, after review and discussion with Ernst & Young LLP of the preceding information, determined that the provision of these services was compatible with maintaining Ernst & Young LLP's independence.

Ratification of Independent Auditors

     The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Ernst & Young LLP.

The Board of Directors recommends that you vote "FOR" the proposal to ratify the selection of Ernst & Young LLP as our independent auditors for the year ending December 31, 2005.

                PROPOSAL 3 - APPROVAL OF THE AMENDED AND RESTATED
                  O'REILLY AUTOMOTIVE, INC. 2003 INCENTIVE PLAN


     The Company historically has offered stock options as the primary means of providing long-term incentives to its exectutive officers and other key employees in order to align their interests with the interests of shareholders and increase their stake in the future growth and prosperity of the Company. The O'Reilly Automotive, Inc. 2003 Employee Stock Option Plan (the "Original Plan"), which was adopted by the Board on February 13, 2003 and approved by the shareholders on May 6, 2003, is the only stock option plan of the Company currently in effect as of March 10, 2005.

     On  March 10,   2005, the  Board  amended and restated in its entirety and renamed the Original Plan as the Amended and Restated O'Reilly Automotive, Inc. 2003 Incentive Plan (the "Plan"), subject to shareholder approval, to provide for long-term incentive awards and to permit the issuance of restricted stock and restricted stock units, stock appreciation rights, performance awards, other stock-based awards and cash bonus awards, as well as stock options. In addition, the Board amended and restated the Plan to ensure compliance with Section 409A of the Internal Revenue Code regarding deferrals of awards made under the Plan. The approval of the Plan by our shareholders will enable the Compensation Committee to provide incentive compensation awards in forms other than stock options. This is intended to:

o be consistent with many compensation and governance best practices that emphasize the usage of other long-term incentive vehicles in addition to, or in replacement of, stock options;

o permit the Company to continue to be competitive with other companies that are using other long-term incentives in addition to stock options; and

o provide the Company with greater flexibility to respond to recent changes in the accounting for stock options and other regulatory changes.

     The following is a summary of the principal features of the Plan. This summary is qualified in its entirety by the more detailed terms and conditions of the Plan, a copy of which is attached as Attachment A to this Proxy Statement. If the Plan is not approved by the required vote of shareholders at the 2005 Annual Meeting, it will terminate.

Plan Administration: The Board has initially designated the Compensation Committee to administer all aspects of the Plan. The Compensation Committee is composed solely of non-employee directors, as defined under Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and "outside directors," within the meaning of Section 162(m) of the Internal Revenue Code.

     The Compensation Committee has the authority to, among other things:

o    construe and interpret the Plan;

o    make rules and regulations relating to the administration of the Plan;

o    designate eligible persons to receive awards;

o    establish the terms and conditions of awards; and

o determine whether the awards or any portion thereof will contain time-based restrictions and/or performance-based restrictions, and, with respect to performance-based awards, the criteria for achievement of performance goals.

Eligibility: The Compensation Committee shall designate those persons eligible to participate in the Plan. The Compensation Committee will consider the significant responsibilities of the participant, the nature of such participant's services and accomplishments, the present and potential contribution of the participant to the success of the Company and such other factors as the Compensation Committee may deem appropriate.

Shares Authorized: Subject to adjustment in the event of recapitalization, stock split, reorganization or similar transaction, 4,000,000 shares of our Common Stock are reserved for issuance in connection with awards granted under the Plan to employees of the Company.

Awards:

     The Plan provides for the grant of non-qualified stock options, incentive stock options that qualify under Section 422 of the Code, stock appreciation rights, restricted stock, restricted stock units and cash bonus awards, each as defined in the Plan.

     Options. Options to purchase shares of Common Stock may be granted alone or in tandem with stock appreciation rights. A stock option may be granted in the form of a non-qualified stock option or an incentive stock option. The price at which a share may be purchased under an option (the exercise price) will be determined by the Compensation Committee, but may not be less than the fair market value of the Company's Common Stock on the date the option is granted. Except in the case of an adjustment related to a corporate transaction, the exercise price of a stock option may not be decreased after the date of grant and no outstanding option may be surrendered as consideration for the grant of a new option with a lower exercise price without shareholder approval.

     The Compensation Committee may establish the term of each option, but no option shall be exercisable after 10 years from the grant date. An option shall not be exercisable until at least six months after the grant date. The amount of incentive stock options that become exercisable for the first time in a particular year cannot exceed a face value of $100,000 per participant, determined using the fair market value of the shares on the date of grant.

     SARs. Stock appreciation rights (SARs) may be granted either alone or in tandem with stock options. The exercise price of a SAR must be equal to or greater than the fair market value of the Company's Common Stock on the date of grant. The Compensation Committee may establish the term of each SAR, but no SAR shall be exercisable after 10 years from the grant date.

     Restricted Stock / Restricted Stock Units. Restricted stock and restricted stock units may be issued to eligible participants, as determined by the Compensation Committee. The restrictions on such awards are determined by the Compensation Committee, and may include time-based or performance-based restrictions. Any time-based restriction must be for a minimum of three years. Restricted stock units may be settled in cash, shares of Common Stock or a combination thereof. Except as otherwise determined by the Compensation Committee, holders of restricted stock or restricted stock units will have the right to receive dividends, and holders of restricted stock will have voting rights during the restriction period.

     Other Stock-Based Awards. The Compensation Committee may grant to eligible persons such other awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of our Common Stock, including securities convertible into Common Stock, or are deemed by the Compensation Committee to be consistent with the purpose of the Plan.

     Cash Bonus Awards. Cash bonus awards are awards that provide participants with the opportunity to earn a cash payment based upon the Company's achievement of one or more performance goals established for an award cycle of one or more years. For each award cycle, the Compensation Committee shall determine the relevant performance criteria, the goal for each criteria, the achievement necessary for awards to be paid, the weighting of performance goals and the amount of the awards.

Performance-Based Awards:

     Awards may be structured to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Internal Revenue Code of 1986, as amended. In order to qualify as "performance-based compensation," the grant, payment or vesting schedule of the award must be contingent upon the achievement of pre-established performance goals over a performance period for the Company.

     The performance goal shall be based on one or more performance criteria, including stock price, market share, sales revenue, cash flow, sales volume, earnings per share, return on equity, return on assets, return on sales, return on invested capital, economic value added, net earnings, total shareholder return, gross margin, and/or costs. Performance awards may be paid in cash, stock or a combination thereof.

Certain Plan Limits:

     Annual Share Limits. The maximum number of shares of stock issued in connection with awards that may be made under the Plan in any calendar year shall be 2,000,000 shares, subject to adjustment for recapitalizations, stock splits, reorganizations and similar transactions. To the extent that, in any calendar year, awards are made covering less than 2,000,000 shares, the difference between such maximum amount and the number of shares covered by awards made during such calendar year may be carried forward to subsequent calendar years.

     Any unexercised, unconverted or undistributed portion of any award that is not paid in connection with the settlement of an award or are forfeited shall again be available for award.

     Individual Limits. For any individual, the maximum number of shares of stock that may be subject to stock options and stock appreciation rights granted or issued under the Plan in any calendar year is 500,000 shares, subject to adjustment for stock splits, recapitalization and similar transactions. In addition, the maximum amount of other awards (other than stock options and stock appreciation rights) that any individual can receive during a calendar year cannot exceed 500,000 shares.

     Maximum Term of Awards. No award that contemplates exercise or conversion may be exercised or converted, and no other award that defers vesting, shall remain outstanding and unexercised, unconverted or unvested more than ten years after the date the award was initially granted.

Award Agreements:

     Each Plan award shall be evidenced by an award agreement setting forth the terms and conditions of the awards, such as, in the case of share-based awards, the number of shares of stock or stock units, as applicable, subject to the award, and the price (if any) and term of the award and, in the case of performance-based awards, the applicable performance goals.

     A participant shall have no rights as a holder of stock with respect to any unissued securities covered by an award until the date the participant becomes the holder of record of the securities. The participant shall be responsible for payment of any taxes or similar charges required by law to be withheld from an award.

Change in Control:

     In the event of a change in control of the Company, all outstanding and unvested options and stock appreciation rights under the Plan shall become exercisable. Awards of restricted stock and stock units shall vest immediately and be distributed effective as of the date of change in control. Awards granted which are subject to the achievement of performance goals will immediately vest and the holder of such performance-based award is entitled to a lump sum cash payment equal to the amount of the award, payable at the end of the applicable performance period as if 100% of the performance goals had been achieved. All cash-based awards will be adjusted pro rata in the same manner as the share-based awards that were granted subject to the achievement of performance goals.

     The Board of Directors may at any time terminate, suspend or discontinue the Plan. The Board may amend the Plan at any time, provided that any material amendment to the Plan will not be effective unless approved by the Company's shareholders. No award may be granted under the Plan after February 13, 2013.

Tax Consequences: The following is a brief description of the Federal income tax treatment that will generally apply to awards under the Plan based on current Federal income tax rules.

Non-Qualified Stock Options. A participant who has been granted a non-qualified stock option will not realize taxable income at the time of grant, and the Company will not be entitled to a tax deduction at that time. In general, when the option is exercised, the participant will realize ordinary income in an amount equal to the excess of the fair market value of the acquired shares over the exercise price for those shares, and the Company will be entitled to a corresponding tax deduction. Any gains or losses realized by the participant upon disposition of the shares will be treated as capital gains or losses, and the participant's basis in such shares will be equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. A participant who has been granted an incentive stock option will not realize taxable income at the time of grant, and the Company will not be entitled to a tax deduction at that time. The exercise of an incentive stock option will not result in taxable income to the participant provided that the participant was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled). The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is included in calculating the participant's alternative minimum taxable income for the tax year in which the incentive stock option is exercised unless the participant disposes of the shares in the year of exercise.

If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the transfer of such shares to the participant, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed to the participant as capital gain and the Company will not be entitled to a corresponding tax deduction. The participant will generally recognize a capital loss to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and the Company will be entitled to a corresponding tax deduction. Any amount realized in excess of the value of the shares on the date of exercise will be capital gain. If the amount realized is less than the exercise price, the participant will not recognize ordinary income, and the participant will generally recognize a capital loss equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Stock Appreciation Rights. A participant who has been granted a SAR will not realize taxable income at the time of the grant, and the Company will not be entitled to a tax deduction at that time. Upon the exercise of an SAR, the amount of cash or the fair market value of any shares received will be taxable to the participant as ordinary income and the Company will be entitled to a corresponding tax deduction. Any gains or losses realized by the participant upon disposition of any such shares will be treated as capital gains or losses, and the participant's basis in such shares will be equal to the fair market value of the shares at the time of exercise.

Performance Shares and Units; Restricted Stock Units. A participant who has been granted a performance share award, a performance unit award or restricted stock unit award will not realize taxable income at the time of grant and the Company will not be entitled to a tax deduction at that time. The participant will have compensation income at the time of distribution equal to the amount of cash received and the then fair market value of the distributed shares, and will have a tax basis in the shares equal to the amount of compensation income recognized. The Company will then be entitled to a corresponding tax deduction.

Restricted Stock. In general, a participant who has been granted a restricted stock award will not realize taxable income at the time of grant and the Company will not be entitled to a tax deduction at that time, assuming that the shares are not transferable and that the restrictions create a "substantial risk of forfeiture" for federal income tax purposes. Upon the vesting of the shares subject to an award, the participant will realize ordinary income in an amount equal to the then fair market value of the shares, and the Company will be entitled to a corresponding tax deduction. Any gains or losses realized by the participant upon disposition of such shares will be treated as capital gains or losses, and the participant's basis in such shares will be equal to the fair market value of the shares at the time of vesting. A participant may elect pursuant to Section 83(b) of the Internal Revenue Code to have income recognized at the date of grant of a restricted stock award and to have the applicable capital gain holding period commence as of that date. If a participant makes this election, the Company will be entitled to a corresponding tax deduction in the year of grant. If the Participant does not make an election pursuant to
Section 83(b), dividends paid to the participant during the restriction period will be treated as compensation income to the participant and the Company will be entitled to a corresponding tax deduction.

Miscellaneous: When a participant sells shares of stock that the participant has received under an award, the participant will generally recognize long-term capital gain or loss if, at the time of the sale, the participant has held the stock for more than one year from the date the participant acquired the stock (or, in the case of a restricted stock award, more than one year from the date the shares vested unless the participant made an election pursuant to Section 83(b), described above). If the participant has held the shares of stock for one year or less, the gain or loss will be short-term capital gain or loss. Under
Section 162(m) of the Internal Revenue Code, a federal income tax deduction is unavailable for annual compensation exceeding $1,000,000 paid to the Chief Executive Officer or any of the four other most highly compensated officers. However, "performance-based" compensation is not counted against this limit. Shareholder approval of the Plan is required if payments under the Plan are to qualify as performance-based compensation under Section 162(m). No payments will be made under the Plan if shareholders do not approve the Plan at the Annual Meeting. However, neither the submission of the Plan nor the failure of our shareholders to approve the Plan shall in any way limit the power of the Board of Directors to adopt such other incentive arrangements as it deems desirable, including, without limitation, the awarding of cash bonuses, subject to any shareholder approval as may be required by law, regulatory rules or NASDAQ rules.

     The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to amend and restate the O'Reilly Automotive, Inc. 2003 Employee Stock Option Plan to the 2003 Incentive Plan.

The Board of Directors recommends that you vote "FOR" approval to amend and restate the 2003 Employee Stock Option Plan to the 2003
Incentive Plan. of O'Reilly Automotive, Inc.

PROPOSAL 4 - APPROVAL OF THE AMENDED AND RESTATED O'REILLY AUTOMOTIVE, INC. 2003 DIRECTOR STOCK PLAN

     The Company has in the past provided for the automatic granting of non-qualified stock options to our non-employee directors as the means of aligning their interests with the interest of our shareholders. The O'Reilly Automotive, Inc. 2003 Director Stock Option Plan (the "Original Plan") was adopted by the Board of Directors on February 13, 2003, and approved by the shareholders of the Company on May 6, 2003.

     On March 10, 2005, our Board of Directors amended and restated and renamed the Original Plan, subject to the approval by our shareholders, as the Amended and Restated O'Reilly Automotive, Inc. 2003 Director Stock Plan (the "Plan") to enable us to continue to provide incentives to qualified persons who are otherwise unaffiliated with the Company to become and remain our directors and to encourage ownership of our Common Stock by these persons. The Compensation Committee has determined that an annual award, consisting of an option to acquire up to 20,000 shares of Common Stock and up to 20,000 shares of restricted stock, would be an advantageous means of providing a stock-based incentive to our non-employee directors by providing comparable value through the use of less shares of our Common Stock.

     The following is a summary of the principal features of the Plan. This summary is qualified in its entirety by the more detailed terms and conditions of the Plan, a copy of which is attached as Attachment B to this Proxy Statement. If the Plan is not approved by the required vote of shareholders at our 2005 Annual Meeting, it will terminate. [If approved, the Company will file a registration statement under the Securities Act of 1933, as amended, to register the additional shares of our Common Stock issuable under the Plan.]

     General. The Plan provides for the automatic annual award to each non-employee director, on the first business day after the annual meeting of shareholders, commencing with our 2005 Annual Meeting of shareholders, consisting of an option to acquire up to 20,000 shares of our Common Stock and up to 20,000 shares of Restricted Stock, in addition to his or her cash directors' fees. The Board shall determine annually the number of shares of Restricted Stock and the number of shares underlying an Option to be awarded to every Eligible Director pursuant to the Plan. There are currently five non-employee directors.

     Directors' Stock Option Awards. Each option component of an annual award provides for the acquisition of shares of our Common Stock at an exercise price equal to the fair market value of our Common Stock on the date of the award, and is generally immediately exercisable as to any or all shares at any time and from time to time following the award date until the earlier of the date upon which the director ceases to be a director for any reason other than retirement, death or disability or seven years. Options will survive for a limited period of time if the non-employee director ceases to be a director due to his or her death, disability or normal retirement from the Board of Directors.

     Restricted Stock Awards. Each Restricted Stock component of an annual award is for shares that are subject to restrictions for a period of [one year (with respect to one-third of the total amount of shares awarded), two years (with respect to an additional one-third of the total amount of shares awarded), and three years (with respect to the remaining one-third of the total amount of shares awarded)], and cannot be sold or otherwise transferred until the restrictions have lapsed. If the service of a director terminates at a time when the restrictions on his or her shares of Restricted Stock are still in effect, such shares are forfeited unless termination is due to disability, death, the failure of the director standing for reelection to be elected to the Board of Directors or a change in control of the Company. In any such case, the director's restricted shares are not forfeited; rather, they immediately vest and become unrestricted.

     Stock Available for Grants. The Plan reserves 200,000 shares of our Common Stock for awards under the Plan, which shall be authorized but unissued shares of stock, treasury shares, or issued shares that have been reacquired by the Company. The Board of Directors may adjust the number of shares granted to prevent dilution or enlargement in the event of a stock split, a stock dividend, or other event that increases or decreases the number or value of issued and outstanding shares.

     Plan Administration. The Board has initially designated the Compensation Committee to administer all aspects of the Plan. The Compensation Committee is composed solely of non-employee directors, as defined under Rule 16b-3 of the Securities Exchange Act of 1934, as amended.

         The Compensation Committee has the authority to, among other things:

o    determine all questions of fact that may arise under the Plan;

o    construe and interpret the Plan;

o    make rules and regulations relating to the administration of the Plan

The Compensation Committee has sole discretion to make all determinations necessary for plan administration. The decisions of the Compensation Committee shall be final and binding on all persons.

     Amendment or Termination. The Board of Directors may amend or terminate the Plan at any time. Approval by the Company's shareholders of any amendment shall be obtained if required by Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or the rules and regulations of NASDAQ or any other applicable regulatory or legal authority.

     Federal Tax Consequences. As non-qualified stock options, awards of stock options under the Plan will not result in taxable income to the optionee at the time of grant, and the Company will not be entitled to a tax deduction at that time. In general, when the options are exercised, the optionee will realize ordinary income in an amount equal to the excess of the fair market value of the acquired shares over the exercise prices of those shares, and the Company will be entitled to a corresponding tax deduction. Any gains or losses realized by the optionee upon disposition of the shares will be treated as capital gains or losses, and the optionee's basis in such shares will be equal to the fair market value of the shares at the time of exercise.

     In general, a non-employee director who has been awarded shares of restricted stock will not realize taxable income at the time of the award, and the Company will not be entitled to a tax deduction at that time. Upon the lapsing of restrictions applicable to the shares subject to an award, the non-employee director will realize ordinary income in an amount equal to the then fair market value of the shares, and the Company will be entitled to a corresponding tax deduction. Any gains or losses realized by the non-employee director upon disposition of such shares will be treated as capital gains or losses, and the non-employee director's basis in such shares will be equal to the fair market value of the shares at the time of vesting. A non-employee director may elect, pursuant to Section 83(b) of the Internal Revenue Code, to have income recognized at the date the shares of restricted stock are awarded and to have the applicable capital gain holding period commence as of that date. If a non-employee director makes this election, the Company will be entitled to a corresponding tax deduction in the year of the award. If the non-employee director does not make an election pursuant to Section 83(b), dividends paid to the non-employee director during the restriction period will be treated as compensation income to the participant and the Company will be entitled to a corresponding tax deduction.

     Effective Date and Duration. The Plan is effective upon approval by the Company's shareholders at our 2005 Annual Meeting and shall remain in effect until May 6, 2013, unless sooner terminated.

     The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to amend and restate the O'Reilly Automotive, Inc. 2003 Director Stock Option Plan to the 2003 Director Plan.

The Board of Directors recommends that you vote "FOR" approval to amend and restate the 2003 Director Stock Option Plan to the 2003 Director Plan of O'Reilly Automotive, Inc.

PROPOSAL 5 - AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMPANY'S COMMON STOCK TO 250,000,000 SHARES

     The board of directors has adopted, subject to shareholder approval, an amendment to our Articles of Incorporation to increase the number of authorized shares of common stock from 90,000,000 to 250,000,000. Our board of directors is now requesting that the shareholders approve an increase in the number of shares of common stock which we can issue from 90,000,000 to 250,000,000. Currently, we have 55,421,404 shares of common stock outstanding. The board of directors believes that increasing the number of authorized but unissued shares of common stock will provide the board with further flexibility to raise capital.

     The amendment to paragraph (a) of Article III our Articles of Incorporation with respect to this Proposal 5 shall read as follows:

ARTICLE III. (a) The aggregate number, class and par value of shares which the corporation shall have the authority to issue shall be two hundred and fifty million (250,000,000) shares, which shall include two hundred and fifty million (250,000,000) shares of common stock, par value $0.01 per share and five million (5,000,000) shares of preferred stock, par value $0.01 per share.

     The above is not the Articles of Incorporation in its entirety but specific language reflecting the changes of the Articles of Incorporation, a copy of the Articles of Incorporation are incorporated by reference and filed as exhibit 3.3 to our Form 10-Q for the period ended September 30, 1999 filed on November 15,1999.

The board of directors recommends that you vote "FOR" the approval to amend our Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock from 90,000,000 to 250,000,000.


                           ANNUAL SHAREHOLDERS' REPORT

     The Annual Shareholders' Report of the Company for fiscal 2004 containing, among other things, audited consolidated financial statements of the Company, accompanies this Proxy Statement.

                        FUTURE PROPOSALS OF SHAREHOLDERS

     Shareholder proposals intended to be presented at the year 2006 Annual Meeting and included in the Company's proxy statement and form of proxy relating to that meeting pursuant to Rule 14a-8 under the Exchange Act must be received by the Company at the Company's principal executive offices by November 25, 2005. In order for shareholder proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, the Company's Amended Bylaws require that such proposals must be submitted, not later than February 9, 2006, and not earlier than January 19, 2006.
                                 OTHER BUSINESS

     The Board of Directors knows of no business to be brought before the Annual Meeting other than as set forth above. If other matters properly come before the meeting, it is the intention of the persons named in the solicited proxy to vote the proxy on such matters in accordance with their judgment as to the best interests of the Company.

                                  MISCELLANEOUS

     The Company will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by use of the mails, certain officers and regular employees of the Company may solicit the return of proxies by telephone, telegram or personal interview and may request brokerage houses and custodians, nominees and fiduciaries to forward soliciting material to their principals and will agree to reimburse them for their reasonable out-of-pocket expenses.

     Shareholders are urged to mark, sign, date and send in their proxies without delay or vote via telephone or Internet using the instructions on the proxy card.

                    COMMUNICATION WITH THE BOARD OF DIRECTORS

     A shareholder who wishes to communicate with our Board of Directors, specific individual directors or the independent directors as a group, may do so by directing a written request addressed to such director(s) in care of the Corporate Secretary at the Company's address appearing on the first page of this proxy statement or via e-mail through our website at www.oreillyauto.com. Such communication will be directed to the intended director, group of directors or the entire Board, as the case may be.

                            HOUSEHOLDING OF MATERIALS

     In some instances, only one copy of this Proxy Statement or Annual Report is being delivered to multiple shareholders, sharing an address, unless we have received instructions from one or more of the shareholders to continue to deliver multiple copies. We will deliver promptly upon oral or written request a separate copy of the Proxy Statement or Annual Report, as applicable, to any shareholder at your address. If you wish to receive a separate copy of the Proxy Statement or Annual Report, you may call us at (417) 862-6708, or send a written request to O'Reilly Automotive, Inc., 233 South Patterson, Springfield, Missouri 65802, Attention: Secretary. Alternatively, shareholders sharing an address who now receive multiple copies of the Proxy Statement or Annual Report may request delivery of a single copy, also by calling us at the number or writing to us at the address listed above.

                             ADDITIONAL INFORMATION

     Additional information regarding the Company can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2004, filed by the Company with the Securities and Exchange Commission.

     A copy of the Company's Annual Report on Form 10-K for fiscal year (as filed with the Securities and Exchange Commission), including financial statements and financial statement schedule (excluding exhibits), is available to shareholders without charge, upon written request to O'Reilly Automotive, Inc., 233 South Patterson, Springfield, Missouri 65802, Attention: Secretary.

                                             By Order of the Board of Directors

                                             Tricia Headley
                                             Secretary

Springfield, Missouri
March 22, 2005

                                       A-2
                                   APPENDIX A

                               O'REILLY AUTO PARTS

You are cordially invited to attend the Annual Meeting of Shareholders of O'Reilly Automotive, Inc., to be held at the Clarion Hotel, 3333 South Glenstone Ave, Springfield, Missouri on Tuesday, May 3, 2005, at 10:00 a.m. Central Time.

                                 2004 HIGHLIGHTS

o        12th Consecutive Year of Record Revenues and Earnings
o        13.9% Increase in Sales to $1.72 Billion
o        6.8% Comparable Store Product Sales
o        140 New Stores Opened
o        Net Income of $117.7 Million

--------------------------------------------------------------------------------

                                      PROXY

                            O'REILLY AUTOMOTIVE, INC.
              Annual Meeting of Shareholders - Tuesday, May 3, 2005

          (THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)

The undersigned hereby appoints David E. O'Reilly, Lawrence P. O'Reilly and Charles H. O'Reilly, Jr., and each of them, as proxies, with full power of substitution, and hereby authorizes them to represent and vote as the undersigned designates, all shares of Common Stock of O'Reilly Automotive, Inc., a Missouri corporation (the "Company"), held by the undersigned on February 25, 2005, at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on May 3, 2005, at 10:00 a.m. Central Time in Springfield, Missouri or at any adjournment or postponement thereof, upon the matters set forth on the reverse side of this card, all in accordance with and as more fully described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement, receipt of which is hereby acknowledged.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ACTIONS OR PROPOSALS.

O'REILLY AUTO PARTS                     VOTE BY INTERNET  -  www.proxyvote.com
                                        Use the Internet to transmit your voting
                                        instructions     and    for   electronic
                                        delivery  of information  up until 11:59
                                        P.M. Eastern  Time,  May 2,  2005.  Have
                                        your proxy card in hand when you access
                                        the web site.  You will be  prompted  to
                                        enter your 12-digit Control Number which
                                        is located below to obtain your  records
                                        and  to  create  an   electronic  voting
                                        instruction form.

                                        VOTE BY PHONE - 1-800-690-6903
                                        Use any touch-tone telephone to transmit
                                        your voting  instructions up until 11:59
                                        P.M.  Eastern  Time,  May 2, 2005.  Have
                                        your proxy card in  hand  when you call.
                                        You will be  prompted to enter your  12-
                                        digit  Control  Number  which is located
                                        below  and  then  follow   the    simple
                                        instructions   the  Vote  Voice provides
                                        you.

                                        VOTE BY MAIL
                                        Mark,  sign and date your proxy card and
                                        return  in  the  postage-paid   envelope
                                        we  have  provided or return to O'Reilly
                                        Automotive,  Inc.,  c/o ADP, 51 Mercedes
                                        Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                                              KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

O'REILLY AUTOMOTIVE, INC.
The Board of Directors recommends a vote FOR the following actions or proposals (as described in the accompanying Proxy Statement).

Election of Directors                                              For     Withhold     For All     To withhold authority to vote,
1. Proposal to elect Class III Directors (three-year term).        All        All        Except      mark "For All Except" and write
01)  David E. O'Reilly                                                                                 the nominee's number on the
02)  Jay D. Burchfield                                                                                      line below.
03)  Paul R. Lederer                                                                                  ______________________________

Vote on Proposal                                                                         For    Against    Abstain

2.   Approval to amend and restate the 2003  Employee  Stock  Option Plan to the         ----     ----      ----
     2003 Incentive Plan

3.   Approval to amend and restate the 2003 Director Stock Option Plan

4.   Approval  to  amend  the  Company's   Amended  and  Restated   Articles  of
     Incorporation

5.   Ratification of apppointment of Ernst & Young, LLP as independent auditors.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

Please sign exactly as name(s) appear hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.



Signature [PLEASE SIGN WITHIN BOX]    Date        Signature (Joint Owners)      Date

---------------------------------    ---------    ------------------------    --------

                                   APPENDIX B

                              AMENDED AND RESTATED
                            O'REILLY AUTOMOTIVE, INC.
                               2003 INCENTIVE PLAN

Section 1.    Purposes

     The O'Reilly Automotive, Inc. 2003 Employee Stock Option Plan ("Original Plan") was adopted by the Board of Directors on February 13, 2003, and approved by the shareholders of the Company on May 6, 2003 and amended and restated in its entirety and renamed the Amended and Restated O'Reilly Automotive, Inc. 2003 Incentive Plan by the Board of Directors on March 10, 2005. The purposes of the Plan are to provide long-term incentives to those persons with significant responsibility for the success and growth of the Company and its subsidiaries, divisions and affiliated businesses, to associate the interest of such persons with those of the Company's shareholders, to assist the Company in recruiting, retaining and motivating qualified employees on a competitive basis and to ensure a pay for performance linkage for such employees.

Section 2.    Definitions

     As used in the Plan, the following terms shall have the meanings set forth below:

(a) "Affiliate" means (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.

(b) "Award" means any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Other Stock-Based Award or Cash Bonus Award granted under the Plan.

(c) "Award Agreement" means any written agreement, contract or other instrument or document evidencing any Award granted under the Plan. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

(d)  "Board" means the Board of Directors of the Company.

(e)  "Cash-Bonus Award" means any right granted under Section 6(f) of the Plan.

(f)  "Change in Control" is defined in Section 9(e) of the Plan.

(g) "Code" means the Internal Revenue Code of 1986, as amended and in effect from time to time, and any regulations promulgated thereunder.

(h) "Committee" means a committee of Directors designated by the Board to administer the Plan, which shall initially be the Compensation Committee of the Board. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3 and Section 162(m) of the Code, and each member of the Committee shall be a Non-Employee Director; provided, however that noncompliance with such qualifications shall not invalidate any grants of Awards by the Committee.

(i) "Common Stock" means the common stock, having a par value of $0.01 per share, of the Company.

(j) "Company" means O'Reilly Automotive, Inc., a Missouri corporation, and any successor corporation.

(k)  "Director"  means  a  member  of  the  Board,  including  any  Non-Employee
     Director.

(l) "Disability" means a condition such that an individual would be considered disabled pursuant to Section 409A(C) of the Code.

(m) "Eligible Person" means any officer, Director or other key employee providing services to the Company and/or Subsidiary of the Company or any other Person the Committee determines to be an Eligible Person.

(n)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

(o) "Fair Market Value" means, on any given date (i) with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee, and
     (ii) with respect to Common Stock, (A) if the Common Stock is not publicly traded, the amount determined by the Committee on such date; (B) if the Common Stock is traded only otherwise than on a securities exchange and is not quoted on the NASDAQ, the closing quoted selling price of the Common Stock on such date as quoted in "pink sheets" published by the National Daily Quotation Bureau; (C) if the Common Stock is traded only otherwise than on a securities exchange and is quoted on NASDAQ, the closing quoted selling price of the Stock on such date as reported by the Wall Street Journal; or (D) if the Common Stock is admitted to trading on a securities exchange, the closing quoted selling price of the Common Stock on such date as reported in the Wall Street Journal.

(p) "Incentive Stock Option" means an Option granted under Section 6(a) of the Plan that is intended to qualify as an "incentive stock option" in accordance with the terms of Section 422 of the Code or any successor provision.

(q) "NASDAQ" means the National Association of Securities Dealers Automated Quotation System.

(r) "Non-Employee Director" means any Director who is not also an employee of the Company or an "Affiliate" within the meaning of Rule 16b-3 and an "outside director" within the meaning of Section 162(m) of the Code.

(s) "Non-Qualified Stock Option" means an option granted under Section 6(a) of the Plan that is not an Incentive Stock Option.

(t)  "Option" means an Incentive Stock Option or a Non-Qualified Stock Option.

(u) "Other Stock-Based Award" means any right granted under Section 6(e) of the Plan.

(v) "Participant" means an Eligible Person designated to be granted an Award under the Plan.

(w)  "Performance Award" means any right granted under Section 6(d) of the Plan.

(x) "Performance Goal" means the goals established by the Committee, based upon one or more performance measures, as the condition(s) precedent to earning a Performance Award.

(y) "Performance Measures" means the criteria set out in Section 6(d) of the Plan that may be used by the Committee as the basis for a Performance Goal.

(z) "Performance Period" means the period established by the Committee during which the achievement of Performance Goals is assessed in order to determine whether and to what extent a Performance Award has been earned.

(aa) "Performance Shares" means shares of Common Stock awarded to a Participant based on the achievement of Performance Goals during a Performance Period.

(bb) "Performance Units" means an Award denominated in Shares of Common Stock, cash or a combination thereof, as determined by the Committee, awarded to a Participant based on the achievement of Performance Goals during a Performance Period.

(cc) "Person"  means  any   individual  or  entity,   including  a  corporation,
     partnership, limited liability company, association, joint venture or trust.

(dd) "Plan" means the Amended and Restated O'Reilly Automotive, Inc. 2003 Incentive Plan, as amended from time to time, the provisions of which are set forth herein.

(ee) "Restricted Stock" means any Share granted under Section 6(c) of the Plan.

(ff) "Restricted Stock Unit" means any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

(gg) "Retirement" means retirement in accordance with the terms of a retirement plan of the Company or one of its subsidiaries.

(hh) "Rule 16b-3" means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.

(ii) "Securities Act" means the Securities Act of 1933, as amended.

(jj) "Share" or "Shares" means a share or shares of Common Stock or such other securities or property as may become subject to Awards subject to an adjustment made under Section 4(c) of the Plan.

(kk) "Stock Appreciation Right" means any right granted under Section 6(b) of the Plan.

(ll) "Subsidiary" means a corporation or other entity constituting a "subsidiary corporation" under Section 424(f) of the Code, or any successor provision.

Section 3.    Administration

(a) Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Eligible Persons to receive Awards; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be determined in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement, including time-based restrictions and performance-based restrictions; (v) establish the Performance Measures for achievement of Performance Goals with respect to Performance Awards; (vi) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of any Option or waive any restrictions relating to any Award; provided that no Award shall be amended if such amendment would cause the Award to be subject to Section 409A of the Code; (vii) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, promissory notes (provided, however, that the par value of any Shares to be issued pursuant to such exercise shall be paid in the form of cash, services rendered, personal property, real property or a combination thereof and the acceptance of such promissory notes does not conflict with
     Section 402 of the Sarbanes-Oxley Act of 2002), other securities, other Awards or other property, or canceled, forfeited or suspended;(viii) construe and interpret the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Eligible Person, any Participant and any holder or beneficiary of any Award.

(b) Power and Authority of the Board. Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan.

(c) Day-to-Day Administration. All expenses and liabilities incurred by the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants, appraisers, brokers, or other persons, and the Committee, the Board, the Company and the officers and employees of the Company shall be entitled to rely upon the advice, opinions or valuations of any such persons. The interpretation and construction by the Committee of any provision of the Plan and any determination by the Committee under any provision of the Plan shall be final and conclusive for all purposes. Neither the Committee nor any member thereof shall be liable for any act, omission, interpretation, construction or determination made in connection with the Plan in good faith, and the members of the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including counsel fees) arising therefrom to the fullest extent permitted by law. The members of the Committee shall be named as insureds in connection with any directors' and officers' liability insurance coverage that may be in effect from time to time.

Section 4.    Shares Available for Awards

(a) Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the maximum aggregate number of Shares available for issuance under the Plan shall be 4,000,000. Shares to be issued under the Plan may be either authorized but unissued Shares or Shares reacquired and held in treasury. Notwithstanding the foregoing, the number of Shares available for granting Incentive Stock Options under the Plan shall not exceed 2,000,000, subject to adjustment as provided in Section 4(c) of the Plan and subject to the provisions of Sections 422 and 424 of the Code or any successor provision. The number of Shares granted to any one individual during any calendar year as part of Performance Awards under the Plan, regardless of when such Shares are deliverable, shall not exceed 1,000,000.

(b) Accounting for Awards. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan. Any Shares that are used by a Participant as full or partial payment to the Company of the purchase price relating to an Award or in connection with the satisfaction of tax obligations relating to an Award, shall again be available for granting Awards (other than Incentive Stock Options) under the Plan. In addition, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan.

(c)  Adjustment Provisions.

     (i) No Limitation on Corporate Acts. The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company with or into another entity, any issuance of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Stock or the rights thereof, the dissolution or liquidation of the Company for any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

     (ii) Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (A) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (B) the number and type of Shares (or other securities or other property) subject to outstanding Awards and (C) the purchase price or exercise price with respect to any Award; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number and any adjustment made hereunder shall comply with Treasury Regulation Section 1.424-1.

     (iii)Right to Cancel Awards Upon Certain Events. Notwithstanding the above, in the event (A) of any reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company or any other similar corporate transaction or event or (B) the Company shall enter into a written agreement to undergo such a transaction or event, the Committee may, in its sole discretion, cancel any or all outstanding Awards and pay to the holders of any such Awards that are otherwise vested, in cash, the value of such Awards based upon the price per share of capital stock received or to be received by other shareholders of the Company in such event.

     (iv) No Adjustment Upon Issuance of Securities. Except as may otherwise be expressly provided in the Plan, the issuance by the Company of Shares of Stock of any class or securities convertible into Shares of Stock of any class for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefore, or upon conversion of shares or obligations of the Company convertible into such shares of capital stock or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock available under the Plan or subject to Options theretofore granted or the exercise price per share with respect to outstanding Options.

Section 5.    Eligibility

     Any Eligible Person shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, officers and directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a Subsidiary of the Company.

Section 6.    Awards

     (a) Options. The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan, as the Committee shall determine:

          (i) Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee; provided, however, that such purchase price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such option.

          (ii) Option Term. The term of each Option shall be fixed by the Committee at the time of grant, provided that no Option shall be exercisable after ten years from its Grant Date.

          (iii)Time and Method of Exercise.

               (A) The Committee shall determine the time or times at which an Option may be exercised in whole or in part. Notwithstanding the foregoing, however, in no event shall an Option, or any portion thereof, be exercisable until at least six months after the date of grant of such Option, and no Option shall be exercisable (and any attempted exercise shall be deemed null and void) if such exercise would create a right of recovery for "short-swing profits" under Section 16(b) of the Exchange Act, unless the Participant pays the Company the amount of such "short-swing profits" at the time of the exercise of the Option.

               (B) The full exercise price for the Shares with respect to which the Option is being exercised shall be payable to the
                    Company:

                    (1) in cash or by check payable and acceptable to the Company;

                    (2) subject to the approval of the Committee, by tendering to the Company shares of Common Stock owned by the optionee having an aggregate Fair Market Value per share as of the date of exercise that is not greater than the full exercise price for the shares with respect to which the Option is being exercised, provided that such shares shall have been then owned by the optionee for a period of at least six months prior to such exercise, and by paying any remaining amount of the exercise price as provided in (1) above; or

                    (3) subject to the approval of the Committee and to such instructions as the Committee may specify, at the optionee's written request the Company may deliver certificates for the shares of Common Stock for which the Option is being exercised to a broker for sale on behalf of the optionee, provided that the optionee has irrevocably instructed such broker to remit directly to the Company on the optionee's behalf the full amount of the exercise price from the proceeds of such sale;

                    (4) provided, however, that in the case of an Incentive Stock Option, (2) and (3) above shall apply only if Committee approval is given on or prior to the date such Option was granted and the Award Agreement expressly provides for such optional payment terms.

                         In the event that the  optionee  elects to make payment
                    as allowed under clause (2) above, the Committee may, upon confirming that the optionee owns the number of shares of Common Stock being tendered, authorize the issuance of a new certificate for the number of shares being acquired pursuant to the exercise of the Option less the number of shares being tendered upon the exercise and return to the optionee (or not require surrender of) the certificate for the shares of common Stock being tendered upon the exercise. Payment instruments will be received subject to collection.

          (iv) Acceleration and Conversion. The Committee, at any time: (A) may accelerate the time at which any Option granted hereunder is exercisable or otherwise vary the terms of an Option, notwithstanding the fact that such variance may cause the Option to be treated as a Non-Qualified Stock Option; and (B) subject to the consent of the Participant, may convert an outstanding Incentive Stock Option to a Non-Qualified Stock option if it deems such conversion to be in the best interest of the Participant.

          (v) Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options that are intended to qualify as Incentive Stock Options:

               (A) The Committee will not grant Incentive Stock Options in which the aggregate Fair Market Value (determined as of the time the option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under this Plan and all other plans of the Company and its Affiliates) shall exceed One Hundred Thousand Dollars ($100,000).


               (B) All Incentive Stock Options must be granted within ten years from the date on which the Original Plan was adopted by the Board.

               (C) Unless sooner exercised, all Incentive Stock Options shall expire and no longer be exercisable no later than ten years after the date of grant; provided, however, that in the case of a grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliate, such Incentive Stock Option shall expire and no longer be exercisable no later than five years from the date of grant.

               (D) The purchase price per Share for an Incentive Stock Option shall be not less than 100% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option; provided, however, that, in the case of the grant of an Incentive Stock Option to a Participant who, at the time such option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliate, the purchase price per Share purchasable under an Incentive Stock Option shall be not less than 110% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option.

               (E) Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Option as an Incentive Stock Option.

          (vi) Termination of Employment.

               (A) In the event an individual's employment with the Company and its Subsidiaries shall terminate for reasons other than (1) Retirement; (2) Disability; or (3) death, the individual's Options shall terminate as of the date of such termination of employment and shall not be exercisable to any extent as of and after such time.

               (B) If any termination of employment is due to Retirement or Disability, the individual shall have the right to exercise any Option at any time within the 12-month period (three-month period in the case of Retirement for Options that are Incentive Stock Options) following such termination of employment, but only to the extent that the Option was exercisable immediately prior to such termination of employment. Notwithstanding any other provision contained in the Plan or any Award Agreement, if the termination of employment is due to Retirement, and such retiring individual at the time of his or her Retirement (1) is at least fifty-five (55) years of age, and (2) the sum of the individual's age and years of service to the Company is equal to or greater than eighty (80) years, then all outstanding Options granted to such retiring individual shall automatically become immediately exercisable within such 12-month period (three-month period in the case of Options that are Incentive Stock Options).

               (C) Whether any termination of employment is due to Retirement or Disability and whether an authorized leave of absence or absence for military or government service or for other reasons shall constitute a termination of employment for purposes of the Plan shall be determined by the Committee in its sole discretion.

               (D) If an individual shall die while entitled to exercise an Option, the individual's estate, personal representative or beneficiary, as the case may be, shall have the right to exercise the Option at any time within the 12-month period (three-month period in the case of Retirement for Options that are Incentive Stock Options) following the date of the Participant's death, to the extent that the Participant was entitled to exercise the same on the day immediately prior to the Participant's death.

(b)  Stock  Appreciation  Rights.  The  Committee is hereby  authorized to grant
     Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan. Each Stock Appreciation Right granted under the Plan shall confer on the holder upon exercise the right to receive, as determined by the Committee, a number of Shares equal to the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the Stock Appreciation Right as determined by the Committee, which grant price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right. Subject to the terms of the Plan, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions (including conditions or restrictions on the exercise thereof) of any Stock Appreciation Right shall be as determined by the Committee.

(c) Restricted Stock / Restricted Stock Units. The Committee is hereby authorized to grant Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan, as the Committee shall determine:

     (i) Restrictions. The Committee shall impose such terms, conditions and/or restrictions on any Restricted Stock or Restricted Stock Units granted pursuant to the Plan as it may deem advisable including, without limitation: (A) a requirement that Participants pay a stipulated purchase price for each Restricted Stock or each Restricted Stock Unit; (B) restrictions based upon the achievement of specific Performance Goals (Company-wide, divisional, and/or individual); (C) time-based restrictions on vesting; and/or (D) restrictions under applicable Federal or state securities laws. Unless otherwise determined by the Committee at the time of grant, any time-based restriction period shall be for a minimum of three years. To the extent the Restricted Stock or Restricted Stock Units are intended to be deductible under Section 162(m) of the Code, the applicable restrictions shall be based on the achievement of Performance Goals over a Performance Period, as described in Section 6(d) below.

     (ii) Payment of Units. Restricted Stock Units that become payable in accordance with their terms and conditions shall be settled in cash, Shares of Common Stock, or a combination of cash and Common Stock, as determined by the Committee and paid no later than 2 1/2 months after the tax year in which the Restricted Stock Units vest.

     (iii)No Disposition During Restriction Period. During the Restriction Period, Restricted Stock may not be sold, assigned, transferred or otherwise disposed of, or mortgaged, pledged or otherwise encumbered. In order to enforce the limitations imposed upon the Restricted Stock, the Committee may (A) cause a legend or legends to be placed on any certificates relating to such Restricted Stock, and/or (B) issue "stop transfer" instructions, as it deems necessary or appropriate.

     (iv) Dividend and Voting Rights. Unless otherwise determined by the Committee, during the Restriction Period, Participants who hold Restricted Stock shall have the right to vote such Restricted Stock as the record owner thereof. Unless otherwise determined by the
          Committee, any dividends payable to a Participant during the Restriction Period shall be distributed to the Participant only if and when the restrictions imposed on the applicable Restricted Stock or Restricted Stock Units lapse.

     (v) Stock Certificates. Each certificate issued for Restricted Stock shall be registered in the name of the Participant and deposited with the Company or its designee. At the end of the Restriction Period, a certificate representing the number of Shares to which the Participant is then entitled shall be delivered to the Participant free and clear of the restrictions. No certificate shall be issued with respect to a Restricted Stock Unit unless and until such unit is paid in Shares.

(d) Performance Awards. Subject to the provisions of the Plan, Performance Awards may be granted either alone or in addition to other Awards made under the Plan.

     (i) Grants. Subject to the provisions of the Plan, Performance Awards consisting of Performance Shares or Performance Units may be granted to Eligible Persons.

     (ii) Performance Goals. Unless otherwise determined by the Committee, Performance Awards shall be conditioned on the achievement of Performance Goals (which shall be based on one or more Performance Measures, as determined by the Committee) over a Performance Period. The Performance Period shall be one year, unless otherwise determined by the Committee.

     (iii)Performance Measures. The Performance Measure(s) to be used for purposes of Performance Awards may be described in terms of objectives that are related to the individual Participant or objectives that are Company-wide or related to a subsidiary, division, department, region, function or business unit of the Company in which the Participant is employed, and may consist of one or more or any combination of the following criteria: stock price, market share, sales revenue, cash flow, sales volume, earnings per share, return on equity, return on assets, return on sales, return on invested capital, economic value added, net earnings, total shareholder return, gross margin and/or costs. The Performance Goals based on these Performance Measures may be made relative to the performance of other corporations.

     (iv) Negative Discretion. Notwithstanding the achievement of any Performance Goal established under this Plan, the Committee has the discretion, by Participant, to reduce some or all of a Performance Award that would otherwise be paid.

     (v) Extraordinary Events. At, or at any time after, the time an Award is granted, and to the extent permitted under Section 162(m) of the Code and the regulations thereunder without adversely affecting the treatment of the Award under the Performance Based Exception, the Committee may provide for the manner in which performance will be measured against the Performance Goals (or may adjust the Performance Goals) to reflect the impact of specific corporate transactions, accounting or tax law changes and other extraordinary and nonrecurring events.

     (vi) Interpretation. With respect to any Award that is intended to satisfy the conditions for the Performance Based Exception under Section 162(m) of the Code: (A) the Committee shall interpret the Plan and this Section 6(d) in light of Section 162(m) of the Code and the regulations thereunder; (B) the Committee shall have no discretion to amend the Award in any way that would adversely affect the treatment of the Award under Section 162(m) of the Code and the regulations thereunder; and (C) such Award shall not be paid until the Committee shall first have certified that the Performance Goals have been achieved.

     (vii)Payments. Performance Awards shall be paid no later than 2 1/2 months after the tax year in which the Performance Award vests.

(e) Other Stock-Based Awards. The Committee is hereby authorized to grant to Eligible Persons, subject to the terms of the Plan, such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purposes of the Plan. Shares or other securities delivered pursuant to a purchase right granted under this Section 6(e) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms (including, without limitation, cash, Shares, promissory notes (provided, however, that the par value of any Shares to be issued pursuant to such exercise shall be paid in the form of cash, services rendered, personal property, real property or a combination thereof, provided, further, that the acceptance of such promissory notes does not conflict with Section 402 of the Sarbanes-Oxley Act of 2002), other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made. The Company shall pay Awards no later than 2 1/2 months after the tax year in which the Award vests.

(f) Cash-Bonus Awards. The Committee is hereby authorized to grant to Eligible Persons, subject to the terms of the Plan, Cash-Bonus Awards that provide participants with the opportunity to earn a cash payment based upon the achievement of one or more Performance Goals for a period of time of one or more years (the "Award Cycle"), as determined by the Committee. For each Award Cycle, the Committee shall determine the relevant Performance Measurements, the Performance Goal for each Performance Measurement, the level or levels of achievement necessary for Awards to be paid, the weighting of the Performance Goals if more than one Performance Goal is applicable, and the size of the Awards. The Company shall pay the Cash-Bonus Award no later than 2 1/2 months after the tax year in which the Cash-Bonus Award is earned.

(g)  General.

     (i) Consideration for Awards. Awards may be granted for no cash consideration or for any cash or other consideration as determined by the Committee, consistent with the Plan and in compliance with applicable law.

     (ii) Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any plan of the Company or any Subsidiary of the Company. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any such other plan of the Company or any Subsidiary of the Company (A) may be granted either at the same time as or at a different time from the grant of such other Awards or awards and (B) shall only be granted if the grant complies with Section 409A of the Code.

     (iii)Forms of Payment under Awards. Subject to the terms of the Plan and the requirements of applicable law, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine including, without limitation, cash (other than Stock Appreciation Rights, which will be settled in Shares), Shares, promissory notes (provided, however, that the acceptance of such promissory notes does not conflict with Section 402 of the Sarbanes-Oxley Act of 2002), other securities, other Awards or other property or any combination thereof, and may be made on any schedule of payments or transfers, so long as all such payments and transfers occur no later than 2 1/2 months after the tax year in which such payment or transfer obligation vests, in accordance with rules and procedures established by the Committee.

     (iv) Limits on Transfer of Awards. No Award and no right under any such Award shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution and the Company shall not be required to recognize any attempted assignment of such rights by any Participant; provided, however, that, if so determined by the
          Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant; provided, further, that, if so determined by the Committee, a Participant may transfer a Non-Qualified Stock Option to any "Family Member" (as such term is defined in the General Instructions to Form S-8 or successor to such Instructions or such Form) at any time that such Participant holds such Option, provided that the Participant may not receive any consideration for such transfer, the Family Member may not make any subsequent transfers other than by will or by the laws of descent and distribution and the Company receives written notice of such transfer; provided, further, that, if so determined by the Committee and except in the case of an Incentive Stock Option, Awards may be transferable as determined by the Committee. Except as otherwise determined by the Committee, each Award (other than an Incentive Stock Option) or right under any such Award shall be exercisable during the Participant's lifetime only by the Participant or, if permissible under applicable law, by the Participant's guardian or legal representative. Except as otherwise determined by the Committee, no Award (other than an Incentive Stock Option) or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or other encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

     (v) Term of Awards. Subject to Section 6(a)(v)(C) of the Plan, the term of each Award shall be for such period as may be determined by the Committee; provided, however, no Award shall have a term greater than ten years from the grant date of the Award.

     (vi) Restrictions; Securities Exchange Listing. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may direct appropriate stop transfer orders and cause other legends to be placed on the certificates for such Shares or other securities to reflect such restrictions. If the Shares or other securities are traded on a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been admitted for trading on such securities exchange.

     (vii)Except as provided in Section 4(c) hereof, no Option or Stock Appreciation Right may be amended to reduce its initial exercise price and no Option shall be canceled and replaced with Options or Stock Appreciation Rights having a lower exercise price, without the approval of the shareholders of the Company or unless there would be no material adverse effect on the Company's financial statements as prepared in accordance with Generally Accepted Accounting Principles.

(h)  Award Limitations.

     (i) Annual Plan Limitation. The maximum amount of Shares issuable in connection with Awards that may be made in any calendar year shall not exceed 2,000,000, subject to adjustment as provided in Section 4(c) of the Plan; provided, however, that with respect to any calendar year following  calendar year 2005,  such maximum amount of Shares shall be increased to the extent that Awards covering less than 2,000,000 shares are made in a prior calendar year so that such unused Awards may be carried forward to subsequent calendar years.

     (ii) Limitations on Grants to Participants. The maximum number of Options and Stock Appreciation Rights that may be granted or issued under the Plan in any calendar year to any Participant during a single calendar year is 500,000 Shares (subject to adjustment as provided for in Section 4(c) of the Plan and this subsection (h)). The maximum amount of Awards other than Options and Stock Appreciation Rights that may be made in any calendar year to any Participant shall not exceed 500,000 Shares. The maximum amount of Awards that may be made to a Participant for a Performance Period greater than one year shall not exceed the foregoing annual maximum multiplied by the number of full years in the Performance Period. The foregoing annual limitation specifically includes the grant of any Award or Awards representing "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

Section 7.    Amendment and Termination; Adjustments

     (a)  Amendments  to  the  Plan.  The  Board  may  amend,  alter,   suspend,
          discontinue or terminate the Plan at any time; provided, however, that, notwithstanding any other provision of the Plan (other than Section 7(d) hereof) or any Award Agreement, without the approval of the shareholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval: (i) violates the rules or regulations of the NASDAQ or any other securities exchanges that are applicable to the Company;
          (ii) causes the Company to be unable, under the Code, to grant Incentive Stock Options under the Plan; (iii) increases the number of shares authorized under the Plan as specified in Section 4(a) of the Plan; (iv) permits the award of Options or Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, as prohibited by Sections 6(a)(i) and 6(b)(ii) of the Plan or the repricing of Options or Stock Appreciation Rights, as prohibited by
          Section 6(g)(vii) of the Plan; or (v) would prevent the grant of Options or Stock Appreciation Rights that would qualify under Section 162(m) of the Code.

     (b) Amendments to Awards. The Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. Except as otherwise provided herein or in an Award Agreement, the Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, if such action would adversely affect the rights of the holder of such Award, without the consent of the Participant or holder or beneficiary thereof. Except as provided in Section 4(c) of the Plan, in no event may the Board reprice any award without first obtaining the approval of the shareholders of the Company.

(c) Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

Section 8.    Income Tax Withholding

     In order to comply with all applicable federal, state or local income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state or local payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the federal, state and local taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes (but only to the extent of the minimum amount required to be withheld under applicable laws or regulations) or
(ii) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

Section 9.    Change in Control

(a) Options and SARs. Effective on the date of such Change in Control, all outstanding and unvested Options and Stock Appreciation Rights granted under the Plan shall immediately vest and, in the case of Options, become exercisable, and all Options then outstanding under the Plan shall remain outstanding in accordance with their terms. Notwithstanding anything to the contrary contained therein, in the event that any Option or Stock Appreciation Right granted under the Plan becomes unexercisable during its term on or after a Change in Control because: (i) the individual who holds such Option or Stock Appreciation Right is involuntarily terminated (other than for cause) within two (2) years after the Change in Control; (ii) such Option or Stock Appreciation Right is terminated or adversely modified; or
     (iii) in the case of Options, shares of Common Stock are no longer issued and outstanding, or no longer traded on a national securities exchange, then the holder of such Option or Stock Appreciation Right shall immediately be entitled to receive a lump sum cash payment equal to (A) the gain on such Option or Stock Appreciation Right or (B) only if greater than the gain and only with respect to Non-Qualified Stock Options, the
     Black-Scholes value of such Option (as determined by a nationally recognized independent investment banker chosen by the Company), in either case calculated on the date such Option becomes unexercisable. For purposes of the preceding sentence, the gain on an Option shall be calculated as the difference between the closing price per share of Common Stock as of the date such Option becomes unexercisable less the Option Exercise Price.

(b) Restricted Stock/Restricted Stock Units. Upon a Change of Control, all Restricted Stock and Restricted Stock Units shall immediately vest and be distributed to Participants, effective as of the date of the Change of Control.

(c) Performance Awards. Each Performance Award granted under the Plan that is outstanding on the date of the Change in Control shall immediately vest and the holder of such Performance Award shall be entitled to a lump sum cash payment equal to the amount of such Performance Award payable at the end of the Performance Period as if 100% of the Performance Goals have been achieved.

(d) Timing of Payment. Any amount required to be paid pursuant to this Section 9 shall be paid as soon as practical after the date such amount becomes payable.

(e) Change in Control. As used herein, the term "Change in Control," with respect to the Company, means, and shall be deemed to have occurred on the date upon which (i) the Board (or, if approval of the Board is not required as a matter of law, the shareholders of the Company) shall approve (A) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or
     (B) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, or (C) the adoption of any plan or proposal for the liquidation or dissolution of the Company, or (ii) any person (as such term is defined in Section 13(d)(3) and 14(d)(2) of the Exchange Act), corporation, or other entity shall purchase any Common Stock of the Company (or securities convertible into the Common Stock) for cash, securities or any other consideration pursuant to a tender offer or exchange offer, without the prior consent of the Board, or any such person, corporation or other entity (other than the Company or any benefit plan sponsored by the Company or any subsidiary) shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 35 percent or more of the combined voting power of the then outstanding securities of the Company ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of directors (calculated as provided in paragraph (d) of such Rule 13d-3 in the case of rights to acquire the Company's securities), or (iii) during any period of two consecutive years, individuals who at the beginning of such period constitute the entire Board shall cease for any reason to constitute a majority thereof unless the election, or the nomination for election by the Company's shareholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

Section 10.   General Provisions

(a) No Rights to Awards. No Eligible Person or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

(b) Award Agreements. No Participant will have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company and, if requested by the Company, signed by the Participant.

(c) Plan Provisions Control. In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.

(d) No Rights of Shareholders. Except with respect to Shares of Restricted Stock as to which the Participant has been granted the right to vote, neither a Participant nor the Participant's legal representative shall be, or have any of the rights and privileges of, a shareholder of the Company with respect to any Shares issuable to such Participant upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued in the name of such Participant or such Participant's legal representative without restrictions thereto.

(e) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

(f) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ, nor will it affect in any way the right of the Company or an Affiliate to terminate such employment at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement. Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate. The Awards granted hereunder shall not form any part of the wages or salary of any Eligible Person for purposes of severance pay or termination indemnities, irrespective of the reason for termination of employment. Under no circumstances shall any person ceasing to be an employee of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise. By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

(g) Governing Law. The validity, construction, and effect of the Plan, Award Agreement or any Award, and any rules and regulations relating to the Plan, Award Agreement or any Award, shall be determined in accordance with the internal laws, and not the law of conflicts, of the State of Missouri.

(h) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

(i) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and an Eligible Person or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(j) Other Benefits. No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant's compensation under any compensation-based retirement, disability or similar plan of the Company unless required by law or otherwise provided by such other plan.

(k) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

(l) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

(m) Section 16 Compliance; Section 162(m) Administration. The Plan is intended to comply in all respects with Rule 16b-3 or any successor provision, as in effect from time to time, and in all events the Plan shall be construed in accordance with the requirements of Rule 16b-3. If any Plan provision does not comply with Rule 16b-3 as hereafter amended or interpreted, the provision shall be deemed inoperative. The Board of Directors, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan with respect to persons who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Eligible Persons. With respect to Options and Stock Appreciation Rights, the Company intends to have the Plan administered in accordance with the requirements for the award of "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

(n) Conditions Precedent to Issuance of Shares. Shares shall not be issued pursuant to the exercise or payment of the purchase price relating to an Award unless such exercise or payment and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, the requirements of any applicable Stock Exchange and the Missouri General Corporation Law. As a condition to the exercise or payment of the purchase price relating to such Award, the Company may require that the person exercising or paying the purchase price represent and warrant that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation and warranty is required by law.

(o) Nonexclusivity of the Plan. Neither the submission of the Plan, the approval of the Plan by the shareholders of the Plan nor the failure of such shareholders to approve the Plan shall in any way limit the power of the Board to adopt such other incentive arrangements deemed desirable by it, including without limitation, the awarding of cash bonuses, subject to any shareholder approval as may be required by law, regulatory rules or the NASDAQ System.

(p) Compliance with all applicable laws. Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any Shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act, as amended, and the Exchange Act, as amended), and the applicable requirements of any securities exchange, the NASDAQ System, or any similar entity. If the employee fails to timely accept delivery of and pay for the Shares specified in a notice to the Company stating the number of shares for which the Option is being executed, the Committee shall have the right to terminate the Option with respect to such Shares.

(q) Preemption by Applicable Laws and Regulations. Anything in the Plan or any Award Agreement entered into pursuant to the Plan to the contrary notwithstanding, if, at any time specified herein or therein for the making of any determination with respect to the issuance or other distribution of Shares of Common Stock, any law, regulation or requirement of any governmental authority having jurisdiction in the premises shall require either the Company or the Participant (or the Participant's beneficiary), as the case may be, to take any action in connection with any such determination, the issuance or distribution of such Shares or the making of such determination shall be deferred until such action shall have been taken.

Section 12.       Effective Date of the Plan

     The Plan shall be effective upon its adoption by the Board, provided, however, that in the event the Plan is not approved by the shareholders of the Company at the 2005 annual meeting of the shareholders of the Company, the Original Plan shall continue in full force and effect.

Section 13.   Term of the Plan

     No Award shall be granted under the Plan after the tenth anniversary of the adoption of the Original Plan or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

                                   APPENDIX C

                              AMENDED AND RESTATED
                            O'REILLY AUTOMOTIVE, INC.
                            2003 DIRECTOR STOCK PLAN

I.       Establishment and Purpose.

     The O'Reilly Automotive, Inc. 2003 Director Stock Option Plan was adopted by the Board of Directors on February 13, 2003 and approved by the shareholders of the Company on May 6, 2003 and amended and restated in its entirety as the O'Reilly Automotive, Inc. 2003 Director Stock Plan by the Board of Directors on March 10, 2005. The purposes of the Plan are to provide (a) further inducement to qualified persons to become and remain Eligible Directors of the Company, and
(b) additional incentive to Eligible Directors of the Company by encouraging them to acquire an increased proprietary interest in the business of the Company through the granting of Options and Restricted Stock hereunder in return for services rendered by them to the Company; thereby furthering the interest of the Company and its shareholders.


II.      Definitions.

(a) "Act" means the Securities and Exchange Act of 1934, as amended from time to time.

(b) "Award" means any Option or Restricted Stock granted pursuant to Section V of the Plan.

(c) "Award Agreement" means any written agreement, contract or other instrument or document evidencing any Option or Restricted Stock Award granted under the Plan.

(d)  "Board" means the Board of Directors of the Company.

(e) "Change of Control" means, and shall be deemed to have occurred on, the date upon which (i) the Board of Directors (or, if approval of the Board is not required as a matter of law, the shareholders of the Company) shall approve (A) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (B) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, or (C) the adoption of any plan or proposal for the liquidation or dissolution of the Company, or (ii) any person (as such term is defined in
     Section 13(d)(3) and 14(d)(2) of the Act), corporation, or other entity shall purchase any Stock of the Company (or securities convertible into the Stock) for cash, securities or any other consideration pursuant to a tender offer or exchange offer, without the prior consent of the Board, or any such person, corporation or other entity (other than the Company or any benefit plan sponsored by the Company or any subsidiary) shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 35 percent or more of the combined voting power of the then outstanding securities of the Company ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of directors (calculated as provided in paragraph (d) of such Rule 13d-3 in the case of rights to acquire the Company's securities), or (iii) during any period of two consecutive years, individuals who at the beginning of such period constitute the entire Board shall cease for any reason to constitute a majority thereof unless the election, or the nomination for election by the Company's shareholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period. (f) "Code" means the Internal Revenue Code of 1986, as amended and in effect from time to time, and any regulations promulgated thereunder. (g) "Committee" means a committee of Directors designated by the Board to administer the Plan, which shall initially be the Compensation Committee of the Board. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3 and each such Director shall be a "non-employee director" as such term is used in Rule 16b-3; provided, however that noncompliance with such qualifications shall not invalidate any grants of Awards by the Committee. (h) "Company" means O'Reilly Automotive, Inc., a Missouri corporation, and any successor corporation. (i) "Disability" means a condition such that an Eligible Director would be considered disabled pursuant to Section 409A(a)(2)(C) of the Code, or, if the Company has a long-term disability plan, the condition described in such plan as a disability. (j) "Eligible Director" means a director of the Company who is not otherwise an officer or employee of the Company or of any subsidiary thereof. (k) "Fair Market Value" of the Stock, on a given date, means: (i) if the Stock is not publicly traded, the amount determined by the Committee on such date; (ii) if the Stock is traded only otherwise than on a securities exchange and is not quoted on the NASDAQ, the closing quoted selling price of the Stock on such date as quoted in "pink sheets" published by the National Daily Quotation Bureau; (iii) if the Stock is traded only otherwise than on a securities exchange and is quoted on NASDAQ, the closing quoted selling price of the Stock on such date as reported by the Wall Street Journal; or (iv) if the Stock is admitted to trading on a securities exchange, the closing quoted selling price of the Stock on such date as reported in the Wall Street Journal. (l) "Grantee" means the Eligible Director to whom an Award is granted. (m) "Grant Date" means the date as of which an Award is granted, which shall be the first business day after the annual meeting of Shareholders of the Company. (n) "NASDAQ" means the National Association of Securities Dealers Automated Quotation System. (o) "Option" means an option granted under this Plan to acquire Stock. (p) "Plan" means the Amended and Restated O'Reilly Automotive, Inc. 2003 Director Stock Plan. (q) "Post-Death Representative(s)" means the executor(s) or administrator(s) of the Grantee's estate or the person or persons to whom the Grantee's rights under his or her Option pass by the Grantee's will or the laws of the descent and distribution. (r) "Restriction Period" means, with respect to shares of Restricted Stock awarded hereunder, a period of [one year from the Grant Date (with respect to one-third of the total amount of shares awarded), two years from the Grant Date (with respect to an additional one-third of the total amount of shares awarded) and three years from the Grant Date (with respect to the remaining one-third of the shares awarded)], unless sooner terminated upon the occurrence of any of the events specified in Section V paragraph (2)(b) of the Plan. (s) "Restricted Stock" means any share of Stock granted under Section V paragraph (2) of the Plan. (t) "Rule 16b-3" means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Act, as amended from time to time, or any successor rule. (u) "Stock" means authorized and unissued shares of $0.01 per value common stock of the Company or reacquired shares of such common stock held in its treasury.

III.     Administration.

(a)  The  Plan  shall be  administered  by the  Committee.  The  members  of the
     Committee shall be "Eligible Directors" within the meaning of Rule 16b-3 under the Act, provided, however, that noncompliance with such qualifications shall not invalidate any grants of Awards by the Committee. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee, however caused, shall be filled by the Board. The Committee shall act by a majority of its members, and the Committee may act either by vote at a telephonic or other meeting or by a consent or other written instrument signed by all of the members of the Committee. If the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

(b) Subject to and not inconsistent with the express provisions of the Plan, the Committee has and may exercise such powers and authority of the Board as may be necessary or appropriate for the Committee to carry out its functions under the Plan. Without limiting the generality of the foregoing, the Committee shall have full power and authority (i) to determine all questions of fact that may arise under the Plan, (ii) to interpret the Plan and to make all other determinations necessary or advisable for the administration of the Plan and (iii) to prescribe, amend and rescind rules and regulations relating to the Plan, including, without limitation, any rules that the Committee determines are necessary or appropriate to ensure that the Company and the Plan will be able to comply with all applicable provisions of any applicable federal, state or local law. All interpretations, determinations and actions by the Committee will be final and binding upon all persons, including the Company, Eligible Directors and Grantees.

IV.      Shares Subject to the Plan.

(a) Subject to the provisions of Section VII hereof, the Stock which may be issued pursuant to any Award granted under the Plan shall not exceed in the aggregate shares of Stock.

(b) At any time during the existence of the Plan, there shall be reserved for issuance upon any Award granted under the Plan an amount of Stock (subject to adjustment as provided in Section VII hereof) equal to the total number of shares then issuable pursuant to all such Awards which shall have been made prior to such time. The Company in its discretion may use reacquired shares held in the treasury in lieu of authorized but unissued shares.


(c) If an Award terminates, in whole or in part, by expiration or for any other reason, except in the case of the exercise of an Option, the shares previously reserved for issuance upon grant of the Award shall again be available for issuance as if such shares had never been subject to an Award.

V.       Awards.

     On each Grant Date, each person who is then an Eligible Director shall receive a grant of shares of Restricted Stock and an Option to purchase shares of Stock.

(1)  Options.

(a)  Granting of Options.

     (i) Each person who is an Eligible Director on the Grant Date shall receive Options to acquire shares of Stock at a per share purchase price equal to the per share Fair Market Value of the Stock on the Grant Date[, provided, however, that no grant shall be made to any Eligible Director who is first elected a director of the Company at the annual meeting of the shareholders immediately preceding the Board meeting on the Grant Date]. [What about directors appointed mid-year? Will they receive an award upon commencement of service?]

     (ii) All Options granted under the Plan shall be granted as of a Grant Date. Promptly after each Grant Date, the Company shall notify the Grantee of the grant of the Option, and shall hand deliver or mail to the Grantee an Award Agreement, duly executed by and on behalf of the Company, with the request that the Grantee execute and return the Award Agreement within thirty days after the Grant Date. If the Grantee shall fail to execute and return the written Award Agreement within said thirty-day period, his or her Option shall be automatically terminated, except that if the Grantee dies within said thirty-day period, such Award Agreement shall be effective notwithstanding the fact that it has not been signed prior to death.

     (iii)Options granted under the Plan will not be incentive stock options within the meaning of Section 422 of the Code.

(b) Terms of Options.

Notwithstanding any other provision of the Plan, each Option shall be evidenced by an Award Agreement, which shall include the substance of the following terms and conditions:


     (i) The option price for each share of Stock covered by an Option shall be an amount equal to 100% of the Fair Market Value of a share of Stock on the Grant Date of such Option.

     (ii) The Option by its terms shall not be transferable by the Grantee otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or regulations thereunder. The designation of a beneficiary does not constitute a transfer. The Option shall be exercisable, during the Grantee's lifetime, only by the Grantee.

     (iii)[The Option by its terms shall be immediately exercisable as to any or all shares and may be exercised at any time and from time to time.]

     (iv) Each Option granted under the Plan and all unexercised rights thereunder shall expire automatically upon the earlier of (A) the date on which a Grantee ceases to hold office as a director of the Company for any reason other than retirement, death or Disability, (B) the date that is three months following the effective date of the Grantee's retirement from service on the Board, (C) the date that is one year following the date on which the Grantee's service on the Board of Directors of the Company ceases due to death or Disability, and (D) the seventh anniversary date of the Option date.

(c)  Exercise of Options.

     (i) An Option may be exercised in whole or in part except as otherwise may be provided in the Award Agreement, by giving written notice to the Company stating the number of shares of Stock for which the Option is being exercised, accompanied by payment in full of the aggregate purchase price for the shares of Stock being purchased. Payment of the aggregate purchase price for the shares of Stock may be made (A) in cash or by check payable and acceptable to the Company for the full amount of the purchase price of the shares with respect to which the Option is exercised, (B) subject to the approval of the Committee, upon delivery to the Company on the exercise date of certificates representing shares of Stock, owned by the Grantee for longer than six months and registered in the Grantee's name, having a Fair Market Value on the date of such exercise and delivery equal to the full amount of the purchase price of the shares with respect to which the Option is exercised, (C) at the Grantee's written request and subject to the approval of the Committee and to such instructions as the Committee may specify, in accordance with a cashless exercise program pursuant to which the Company may deliver certificates for the shares of Stock for which the Option is being exercised to a broker for sale on behalf of the Grantee, provided that the Grantee has irrevocably instructed such broker to remit directly to the Company on the Grantee's behalf the full amount of such purchase price from the proceeds of such sale, or (D) a combination of (A) and (B) that collectively equals the full amount of the purchase price of the shares with respect to which the Option is exercised.

     (ii) A Grantee shall have none of the rights of a shareholder with respect to shares of Stock subject to his or her Option until shares of Stock are issued to him or her upon the exercise of his or her Option.

(d)  General Provisions.

     The Company shall not be required to issue or deliver any certificate for shares of Stock to a Grantee upon the exercise of his or her Option:

     (i) Prior to (A) if requested by the Company, the filing with the Company by the Grantee or the Grantee's Post-Death Representative of a representation in writing that at the time of such exercise that it is his or her then present intention to acquire the shares of Stock being purchased for investment and not for resale, and/or (B) the completion of any registration or other qualification of such shares of Stock under any state or federal securities laws or rulings or regulations of any governmental regulatory body which the Company shall determine to be necessary or advisable; and

     (ii) Unless such issuance or delivery would comply with all applicable laws and the applicable requirements of any securities exchange, the NASDAQ or similar entity.

(2)      Restricted Stock.

     (a)  Granting of Restricted Stock.


          (i) Each person who is an Eligible Director on the Grant Date shall receive shares of Restricted Stock on the Grant Date[, provided, however, that no grant shall be made to any Eligible Director who is first elected a director of the Company at the annual meeting of the shareholders immediately preceding the Board meeting on the Grant Date].

          (ii) All Restricted Stock granted under the Plan shall be granted as of a Grant Date. Promptly after each Grant Date, the Company shall notify the Grantee of the grant of the Restricted Stock, and shall hand deliver or mail to the Grantee an Award Agreement, duly executed by and on behalf of the Company, with the request that the Grantee execute and return the Award Agreement within thirty days after the Grant Date. If the Grantee shall fail to execute and return the written Award Agreement within said thirty-day period, his or her Restricted Stock Award shall be automatically terminated, except that if the Grantee dies within said thirty-day period, such Award Agreement shall be effective notwithstanding the fact that it has not been signed prior to death.

     (b) All shares of Restricted Stock granted to an Eligible Director pursuant to the Plan shall be subject to the risk of forfeiture and the restrictions set forth in paragraph (c) below during the Restriction Period; provided, however, that such Restriction Period shall earlier terminate upon the occurrence of any of the following events:

          (i)  the date of death or Disability of such Eligible Director;

          (ii) the date such Eligible Director, having been nominated for reelection, is not reelected by the shareholders of the Company to serve as a member of the Board of Directors; or

          (iii) the occurrence of a Change in Control of the Company.

     (c) Shares of Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the Eligible Director to whom such shares of Restricted Stock shall have been granted. Each such certificate shall bear a legend in substantially the following form:

          "The shares represented by this certificate are subject to the terms and conditions (including forfeiture and restrictions against transfer) contained in the Amended and Restated O'Reilly Automotive, Inc. 2003 Director Stock Plan. A copy of such Plan is on file in the office of O'Reilly Automotive, Inc."

          Such certificates shall be deposited by such Eligible Director with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer of the Company of all or any portion of the shares of Restricted Stock that shall have been forfeited. Restricted Stock shall constitute issued and outstanding shares of Stock for all corporate purposes other than the right to receive and retain dividends or other distributions in respect of such shares ("Retained Distributions"). The Eligible Director will have the right to vote such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Stock with respect to such shares, with the exception that (i) the Eligible Director will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (iii) the Company will retain custody of all distributions made or declared in respect of the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested, and such Retained Distributions shall not bear interest or be segregated in separate accounts; (iv) an Eligible Director may not sell, assign, transfer, pledge, exchange, encumber or dispose of any shares of Restricted Stock or any Retained Distributions during the Restriction Period; and (v) a breach of any restrictions, terms or conditions provided in the Plan or established by the Board of Directors with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

     (d) Upon the completion of the Restriction Period with respect to an Eligible Director's Restricted Stock, and the satisfaction of any other applicable restrictions, terms and conditions, all shares of Restricted Stock issued to such Eligible Director and any Retained Distributions with respect to such Restricted Stock shall become vested. The Company shall promptly thereafter issue and deliver to the Eligible Director new stock certificates or instruments representing the Restricted Stock and other distributions registered in the name of the Eligible Director or, if deceased, his or her legatee, personal representative or distributee, which do not contain the legend set forth in paragraph (2)(c) above.

     If an Eligible Director ceases to be a member of the Board of Directors prior to the expiration of the Restriction Period for any reason other than as set forth in clauses (i) through (iii) of paragraph (2)(b) above, then all shares of Restricted Stock issued to such Eligible Director as to which the Restriction Period is applicable and all Retained Distributions with respect to such shares shall be forfeited to the Company and the Eligible Director shall not thereafter have any rights (including dividend and voting rights) with respect to such Restricted Stock and Retained Distributions.


VI.      No Right to Remain a Director.

     The grant of an Award shall not create any right in any person to remain as a director of the Company.


VII.     Adjustment Provisions.

(a) The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company with or into another entity, any issuance of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Stock or the rights thereof, the dissolution or liquidation of the Company for any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

(b) The shares with respect to which Awards may be granted are shares of Stock as presently constituted. If, however, the number of outstanding shares of Stock are increased or decreased, or such shares are exchanged for a different number or kind of shares or securities of the Company through a reorganization, merger, recapitalization, reclassification, stock dividend, stock split, number of shares of Stock subject to the Plan as provided in
     Section IV hereof, and the shares of Stock subject to issuance under outstanding Awards under the Plan shall be appropriately and proportionately adjusted by the Committee. Any such adjustment in an outstanding Award shall be made without change in the aggregate purchase price applicable to an unexercised portion of an Option Award but with an appropriate adjustment in the price for each share or other unit of any security covered by such Option Award.

(c) Except as may otherwise be expressly provided in the Plan, the issuance by the Company of shares of capital stock of any class or securities convertible into shares of capital stock of any class for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares of capital stock or other securities, and in any case such shares of capital stock or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock available under the Plan or subject to Awards theretofore granted or the purchase price per share with respect to outstanding Option Awards.

(d) Adjustments under this Section VII shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan or in connection with any such adjustment.

(e) Notwithstanding anything to the contrary contained in this Section VII, upon: (i) the dissolution or liquidation of the Company, (ii) a reorganization, merger or consolidation of the Company with one or more corporations in which the Company is not the surviving corporation, or
     (iii) a sale of substantially all of the assets of the Company, the Plan shall terminate, and any outstanding Options granted under the Plan shall terminate on the day before the consummation of the transaction; provided that the Committee shall have the right, but not the obligation, to accelerate the time in which any Option Awards may be exercised prior to such a termination. However, the termination of Awards shall not occur if provision is made in writing in connection with the transaction, in a manner acceptable to the Committee, for: (A) the continuance of the Plan and assumption of outstanding Awards, (B) the substitution for such Awards of new options to purchase the stock of a successor corporation (or parent or subsidiary thereof), with appropriate adjustments as to number and kind of shares and option price, or (C) other treatment of the Awards acceptable to the Committee. The Committee shall have the authority to amend this paragraph to provide for a requirement that a successor corporation assume any outstanding Awards.

VIII.    Duration, Amendment and Termination.

(a) The Board may at any time terminate the Plan or make such amendments thereof as it shall deem advisable and in the best interests of the Company, without further action on the part of the shareholders of the Company; provided, however, that no such termination or amendment shall, without the consent of the Grantee, adversely affect or impair the rights of such Grantee, and provided further, that no amendment requiring shareholder approval in order to meet the requirements of Rule 16b-3 or the rules and regulations of NASDAQ or any other applicable regulatory or legal authority shall be effective unless such shareholder approval is obtained.

(b) The period during which Awards may be granted under the Plan shall terminate on May 6, 2013, unless the Plan shall have been earlier terminated as provided above.

IX.      Withholding.

     The Company shall have the right to deduct from payments of any kind otherwise due to the Grantee any federal, state or local taxes of any kind required by law to be withheld with respect to any Stock issued pursuant to Awards under the Plan.

X.       Shareholder Approval.

     The Plan shall become effective upon adoption by the Board and approval by the Company's shareholders; provided, however, that prior to approval of the Plan by the Company's shareholders but after adoption by the Board, Options may be granted under the Plan subject to obtaining such approval.

XI.      Separability.

     If any of the terms or provisions of the Plan conflict with the requirements of Rule 16b-3 of the Act or the rules and regulations of NASDAQ, then such terms or provisions shall be deemed inoperative to the extent they so conflict with such requirements.

XII.     Governing Law.

     The Plan shall be governed by and construed in accordance with the internal laws of the State of Missouri, without regard to the conflicts of law principles thereof, or the conflicts of law principles of any other jurisdiction that could cause the application of the laws of any jurisdiction other than the State of Missouri.